Exhibit 10.1

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is entered into effective as of the Effective Date (as defined in Section 23) between ORION MARINE CONSTRUCTION, INC., a Florida corporation (successor by merger to T.W. LaQuay Dredging, Inc., a Texas corporation) (“Seller”), and PELICAN MARINE SERVICES, LLC, a Louisiana limited liability company (“Purchaser”).

W I T N E S S E T H:

In consideration of the mutual covenants set forth herein and in consideration of the earnest money deposit herein called for, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Sale and Purchase. Seller shall sell, convey, and assign to Purchaser, and Purchaser shall purchase and accept from Seller, for the Purchase Price (as defined in Section 2 below) and on and subject to the terms and conditions herein set forth, and subject to Purchaser’s obligation to lease back to Seller at Closing the Leasehold Tract (as defined in Section 4(b)(1) below) the following:

(a)a tract or parcel of land situated in Harris County, Texas, containing approximately 10.06 acres of land as more particularly described in Exhibit A hereto (the “Land”), together with all rights and interests appurtenant thereto, and all improvements and fixtures located in or on the Land, if any, which parcel of Land is known as 2705 South Highway 146, Baytown, Texas 77520 (collectively, the “Improvements”), which Improvements (if any) and Land are hereinafter collectively called the “Real Property”; provided, however, that Seller may be entitled to claim ownership of all or a portion of accreted land, if any, located between such surveyed 10.06 acre parcel of Land and the edge of the nearby navigable waterways of the State of Texas (collectively, the “Accreted Land Areas”) and such Accreted Land Areas will be included in the Land but only quitclaimed by Seller to Purchaser at Closing as described in Section 4(b)(2) hereof;

(b)the following items of tangible personal property owned by Seller that are located on and used exclusively in connection with the ownership, maintenance, or operation of the Real Property (the “Personalty”) (under no circumstances does the term Personalty as used herein include any trade fixtures of Seller):

NONE; and

(c)subject to obtaining any necessary consents to transfer such items (which Seller agrees to use good faith efforts to assist Purchaser in obtaining by Closing, but without any obligation to pay any sum to obtain such consents and without the obtaining of such consents being a condition to Purchaser’s obligations at Closing), all of Seller’s right, title and interest in and to all licenses, franchises, permits, conditional use or other zoning approvals, and other governmental approvals relating to the Real Property (but excluding Seller Business Licenses/Permits as defined below, which are hereby expressly retained by Seller on and after Closing) (“Assigned Permits”) and all utility commitments and connections/capacities relating to the Real Property, if any (“Utility Rights”).

For purposes hereof, “Seller Business Licenses/Permits” mean all operating licenses and permits held by Seller, if any, for its operations upon the Real Property as of the Closing Date (as defined in Section 8) that are specific to Seller’s business and not pertaining or appurtenant to the Real Property in general. The Real Property, the Personalty, the Assigned Permits and the Utility Rights are hereby collectively called the “Property.” The Assigned Permits and the Utility Rights are herein collectively called the “Intangibles.” All of the Property shall be conveyed, assigned, and transferred to Purchaser at Closing (as defined in Section 8), subject to the above reservations, free and clear of all liens, claims, easements, and encumbrances except for the Permitted

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

Encumbrances (as defined in Section 6 below) and in the condition required by this Agreement, subject, however, to the limitation on Seller’s warranties of title and otherwise as set forth herein.

Section 2.Purchase Price. Subject to the terms and provisions hereof, the price for which Seller shall sell and convey the Property to Purchaser, and which Purchaser shall pay to Seller is EIGHT MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($8,300,000.00) (“Purchase Price”), to be paid in cash at Closing. The Purchase Price shall not be adjusted if the acreage in the Property is greater or less than 10.06 acres. For purpose of this Agreement, “cash” means the same as “good funds” as defined in applicable Texas title insurance regulations governing the type of funds which may be accepted by the Title Company for closing and disbursement of an insured real estate transaction.

Section 3.Earnest Money; Independent Consideration.

(a)Within five (5) business days after the Effective Date, Purchaser shall deliver to Stewart Title Company, 14100 Southwest Freeway, Suite 200, Sugar Land, TX 77478, Email: debra.duncan@stewart.com; Phone: 281-451-7092 (Attn: Debra Duncan, Escrow Officer) (the “Title Company”), a federal wire transfer of funds in the amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00). As used in this Agreement, the term “Earnest Money” shall mean the amount so deposited by Purchaser, together with all interest earned thereon while in the custody of the Title Company. Immediately upon receipt of the Earnest Money and a fully completed IRS Form W-9 signed by Purchaser, the Title Company will deposit the Earnest Money in an interest-bearing account until the Earnest Money is delivered pursuant to the provisions hereof. Seller and Purchaser stipulate that Purchaser’s agreement to so deposit the Earnest Money is sufficient consideration to support this Agreement notwithstanding Purchaser’s rights under Section 5 hereof; however, if Purchaser does not timely deposit the Earnest Money, then Seller may terminate this Agreement by written notice to Purchaser without further liability or obligation to Purchaser at any time prior to the Title Company’s actual receipt of the Earnest Money from Purchaser.

(b)The sum of $5,000.00 of the Earnest Money shall be held by the Title Company and delivered to Seller either (i) at closing as part of the Purchase Price, or (ii) upon termination of this Agreement for any reason, including default by either party, as independent consideration (“Independent Consideration”) for this Agreement and which sum shall be non-refundable to Purchaser in any event. For purposes of this Agreement, all references herein to refunding of the Earnest Money to Purchaser shall automatically mean the Earnest Money save and except for the Independent Consideration to be delivered to Seller.

Section 4.Delivery of Title Commitment and Other Information by Seller; Purchaser Survey.

(a)Within thirty (30) days after the Effective Date, Seller will deliver or cause to be delivered to Purchaser the following (which may be delivered electronically rather than in hard copy):

(1)Commitment for Title Insurance (“Title Commitment”) from the Title Company setting forth the terms on which the Title Company offers to insure Purchaser’s title to the Real Property (including, if the Title Company is willing to insure title thereto, the Accreted Land Areas and any conditions it imposes for insuring the Accreted Land Areas), in the amount of the Purchase Price reflecting those liens, claims, encumbrances, easements, rights-of-way, encroachments, reservations, restrictions and all other matters of record affecting such Real Property to which the Title Company is taking exception; and

(2)Copies of all recorded documents referred to in the Title Commitment (“Title Documents”).

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

The Title Company is directed to deliver the Title Commitment and Title Documents to Seller, Purchaser and their respective counsel (as per the notice provisions hereof) simultaneously.

(b)Within forty-five (45) days after receiving the Title Commitment, Purchaser will obtain a new survey, complying with survey standards acceptable to Purchaser and the Title Company, of the Real Property and all of the following as separate “sub-parcels” surveyed as part thereof: (i) the Leasehold Tract (defined below) and (ii) the Access Route as described and defined in the Closing Access Agreement (as defiled below), with separate metes and bounds legal descriptions for the Real Property as a whole as well as one each for the Leasehold Tract and the Access Route, prepared by a licensed Texas surveyor (the “Purchaser Survey”), and deliver a copy of same to Seller and the Title Company.

(1)For purposes of this Agreement, the term “Leasehold Tract” means the approximately 4-acre portion of the Real Property that is outlined by diagram and identified as the Leasehold Tract on Exhibit A-2, which is attached hereto and incorporated herein by this reference.

(2)For purposes of the legal description of the Real Property to be included in the Deed (as defined in Section 8(b)(1) below) to be delivered by Seller at Closing and the legal description of the Leasehold Tract to be included in the Leaseback Agreement to be delivered by the parties at Closing pursuant to Section 8 hereof, the field notes prepared by the surveyor who prepares the Purchaser Survey shall control any conflicts or inconsistencies with Exhibit A or Exhibit A-2 hereto, and such field notes shall be incorporated herein by this reference upon their completion, provided that (i) there is no material discrepancy between the description of the Real Property contained in the Purchaser Survey and the description initially provided on Exhibit A hereto, and (ii) the description of the Leasehold Tract and the diagram on Exhibit A-2, and provided the Leasehold Tract does not include less than 3.9 acres (provided, however, that any Accreted Land Areas shall only be quitclaimed to Purchaser at Closing as provided in the Deed).

(3)If Purchaser closes and purchases the Property under this Agreement, then Seller will reimburse Purchaser for the documented cost of the Purchaser Survey up to a maximum of $5,000.00.

(c)Within ten (10) days after the Effective Date, Seller shall provide Purchaser with the following documents or information items to the extent in Seller’s actual possession: (i) copies of the 2022 tax year’s property tax bills for the Real Property, together with a copy of any notice of property tax assessed value it has received for the 2023 tax year, (ii) any third party environmental studies of the Real Property, if any, commissioned by Seller or its affiliates during or prior to Seller’s ownership of the Real Property, and (iii) the best copy Seller is reasonably able to locate in its files of the only existing survey of the Real Property to Seller’s Actual Knowledge (as defined in Section 7(b) below), which is attached hereto as Exhibit A-1 (the “Existing Survey”). The documents described in this Section 4(c) (and any other documents otherwise provided by Seller to Purchaser in connection with the Property after the Effective Date and prior to Closing are herein collectively called the “Documents,” and the information contained in the Documents and any other information otherwise provided by Seller to Purchaser after the Effective Date and prior to Closing is herein collectively called the “Information.” Without waiving Seller’s warranties under Section 7(b) below (on which Purchaser is relying), Purchaser agrees that it will not in any manner rely on any of the Documents or Information as provided by Seller hereunder, which shall be deemed of non-material effect for all purposes, and will instead, at Purchaser’s own risk, rely only on its own Tests and Inspections (as defined in Section 5(a) below), its own review of legal requirements and restrictions, and its own evaluation of expected operating expense and income and/or on the opinion or projections of experts hired by Purchaser to evaluate the same without regard to the content of the Documents or Information.

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

Section 5.Right of Inspection; Contingency Period.

(a)From the Effective Date until one hundred twenty (120) days thereafter (the “Contingency Period”), Purchaser shall have the right and option to enter upon the Real Property and, subject to obtaining any required approval of governmental authorities or third parties who may claim ownership to or rights therein, the adjacent waterways (the “Waterways”) and Accreted Land Areas, and to conduct any and all further non-destructive and non-disruptive inspections, studies and tests, including, but not limited to, the Purchaser Survey, engineering studies, soil tests and analyses (geotechnical studies only, not environmental core sampling or ground water drilling or sampling thereof except as approved by Seller as provided below), utilities analyses and surveys, phase one environmental investigations, and physical inspections of, on and with respect to the Real Property (and Accreted Land Areas) and Waterways (collectively, the “Tests and Inspections”) as Purchaser, in Purchaser’s sole discretion, determines to be necessary or appropriate; provided, however, that (i) Seller does not represent or warrant in any way that it has rights to allow Purchaser access to Accreted Land Areas (and Purchaser’s entry thereon is at Purchaser’s sole risk), and (ii) such Tests and Inspections do not interfere in any material respect with any work being performed by Seller or Seller’s contractors or subcontractors in or about the Real Property and Waterways or with the operation of the Real Property or conduct of Seller’s business thereon (if any), nor shall any Test or Inspection result in material damage, injury or defacement of any part of the Real Property, and the Tests and Inspections shall be at Purchaser’s sole cost and expense. It is expressly understood and agreed that any so-called “phase two” environmental sampling and testing of the Real Property (other than non-destructive sampling of materials suspected of being asbestos-containing), including, without limitation, soil and water table sampling and installation of ground water monitoring or sampling wells, shall be considered destructive and shall require special written permission of Seller in each instance. If Seller grants permission to perform Phase II testing of an agreed scope, the parties shall negotiate and agree upon at that time the amount of any extension of the Contingency Period, if any, that shall be reasonably necessary for the completion of such Phase II testing. Seller hereby agrees to reasonably cooperate with Purchaser and to provide Purchaser with such information and documentation in Seller’s actual possession (excluding projections and estimates) as Purchaser reasonably requests in order to assist Purchaser in making the Tests and Inspections. Purchaser’s entry onto the Real Property, Accreted Land Areas and Waterways to conduct such Tests and Inspections shall be at Purchaser’s sole risk, subject to the rights of Seller and persons in possession of the Real Property or Waterways and rights of any third parties whatsoever (including governmental authorities) claiming rights in and to Waterways or Accreted Land Areas. Should any third party object in writing or by any other act to any activity of Purchaser in investigating the Accreted Land Areas (such party claiming ownership of such Accreted Land Areas), then Purchaser shall immediately discontinue such investigations thereof. Except as otherwise provided in the next sentence, Purchaser shall and hereby agrees to indemnify, defend and hold harmless Seller, its agents, employees, lenders and affiliates, from and against any and all, claims, liabilities, actions, suits, proceedings, judgments, damages, losses, injury, costs, fees and expenses, including, without limitation, costs of court and attorney’s fees, arising in any way out of or in connection with any activities of Purchaser (or its agents and representatives) upon the Real Property, Accreted Land Areas or the Waterways in connection with inspecting, studying and/or investigating the Real Property, Accreted Land Areas and Waterways, EVEN IF ARISING IN WHOLE OR IN PART FROM SELLER’S SIMPLE NEGLIGENCE AND/OR PREMISES LIABILITY, BUT NOT THE SOLE ACTIVE NEGLIGENCE OF SELLER’S AGENTS OR EMPLOYEES ACTING IN THE COURSE AND SCOPE OF THEIR AGENCY OR EMPLOYMENT AND NOT INCLUDING SELLER’S INTENTIONAL TORTS. Purchaser shall immediately restore any portion of the Real Property and Accreted Land Areas disturbed by any such Tests or Inspections to the condition existing immediately prior to such Test or Inspection procedure. Notwithstanding anything to the contrary or apparent contrary elsewhere in this Agreement, the indemnity, defense and repair obligations of Purchaser under the Section shall survive the expiration or termination of this Agreement for any reason.

(b)Purchaser shall conduct all Tests and Inspections it may deem necessary to satisfy itself as to the condition of the Real Property, Accreted Land Areas and Waterways within the Contingency Period. If for any reason Purchaser, in its sole and absolute discretion, is not satisfied with the physical condition of the Real

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

Property (or Accreted Land Areas or Waterways), or any matter in the Documents, or any part of the Information, or is otherwise not satisfied with the Property, then Purchaser shall have the right to terminate this Agreement in accordance with Section 11(c) hereof (under which provision the Earnest Money will be refunded to Purchaser), by delivering to Seller a notice of termination at any time prior to expiration of the Contingency Period.

(c)During the Contingency Period, Seller and Purchaser shall use good faith efforts to negotiate and agree upon the form of an access agreement (the “Closing Access Agreement”) and the Repurchase Agreement (as defined in Section 26 of the Leaseback Agreement), and, if the parties cannot reach mutual agreement on the final form of such documents by the 10th day preceding the final day of the Contingency Period, then either party may terminate this Agreement by written notice to the other party delivered prior to the expiration of the Contingency Period, and this Agreement shall terminate in accordance with Section 11(c).

(1)The Closing Access Agreement shall allow Seller to use the portion of the access road on the Purchaser’s portion of the Land (in the approximately location drawn by hand on the diagram attached hereto as Exhibit A-2) as necessary to access the Leasehold Tract from SH 146 pending completion of Seller’s replacement access road on the Leasehold Tract as required by Section 5 of the Leaseback Agreement. The Closing Access Agreement will not establish a formal easement or be recorded.

(2)The Repurchase Agreement shall be added as Exhibit B to the Leaseback Agreement at Closing. The Repurchase Agreement shall be in substantially the same form as this Agreement, but with Purchaser as seller (“Option Seller”) and Seller as purchaser (“Option Buyer”), and including the following changes among others: (i) there shall be no leaseback of a portion of the Property by Option Seller; (ii) the indemnity obligations of Option Seller under Section 7(c) of this Agreement will be limited to Hazardous Materials and related matters caused or created by Landlord Parties (as defined in the Leaseback Agreement) after the Closing Date only; (iii) there shall be no Contingency Period in favor of Option Buyer (but Option Buyer, with related indemnity of Option Seller, shall have rights of reasonable entry and inspection, but not Phase II assessments, on the Property until the Repurchase Closing, as defined in the Leaseback Agreement); (iv) if material contamination of any part of the Property with Hazardous Materials due to Landlord Parties’ (as defined in the Leaseback Agreement) acts after the Closing Date is determined to exist (i.e., Option Buyer cannot obtain a clean Phase I ESA without recognized environmental conditions due to such items), then Option Buyer may terminate its obligation to repurchase (thereby releasing both parties from any obligation to one another under the repurchase transaction) and Option Seller may subsequently resell the Property without further compliance with Section 26 of the Leaseback Agreement; (v) Option Buyer’s right to make objections to title matters affecting the Property shall be limited to only those items created by Option Seller; and (vi) neither party shall have any obligation to pay any broker in connection with the Repurchase Closing (unless as to either party that party elects to involve a broker and agrees to pay that broker at its sole cost) and the mutual indemnity terms of this Agreement shall be modified accordingly.

Section 6.Title. At any time within thirty (30) days after the last to be received of the Title Commitment, Title Documents and the Purchaser Survey (or, if the Purchaser Survey is the only item outstanding, the date by which Purchaser was required to have obtained the Purchaser Survey, if sooner), Purchaser shall have the right to object in writing to any liens, encumbrances or other title-related matters or defects reflected by the Title Commitment or Purchaser Survey (or matters that could have been shown on the Purchaser Survey had it been completed by the time such objections were due). All title and survey matters to which Purchaser timely objects in writing are hereinafter referred to as the “Non-Permitted Encumbrances.” If Purchaser timely objects and Seller elects to attempt to cure the Non-Permitted Encumbrances, the Contingency Period shall be automatically extended until the earlier of (i) ten (10) days after Seller notifies and provides confirming evidence to Purchaser that Seller has completed the cure or has been unable to complete the cure or (ii) sixty (60) days after the original expiration date of the Contingency Period. If no such notice of objection is given by Purchaser during

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

such time, then it shall be deemed that all matters reflected by the Purchaser Survey (or that could have been disclosed by a Purchaser Survey if timely completed) and Title Commitment are Permitted Encumbrances. “Permitted Encumbrances” are (i) all applicable laws and regulations of local, state and federal governmental units, agents and subdivisions of all kinds, (ii) rights of the third parties to certain submerged land as set forth in standard printed exception 4 of Schedule B in the standard Texas T-1 owner policy title commitment, including, but not limited to, any part of the Land that is submerged and may be subject to claim of ownership by the State of Texas or the Port of Houston (the “Submerged Land Exception”), (iii) liens for ad valorem taxes not yet due and payable, (iv) the Land being located in any regulated or recognized flood zone or floodway, (v) the Closing Access Agreement, (vi) the Leaseback Agreement, and (vii) all other matters shown in the Title Commitment or Purchaser Survey (and any matters that could have been shown by a survey if the Purchaser Survey is not timely obtained by Purchaser) that are not timely objected to by Purchaser or that are timely objected to by Purchaser but to which Purchaser’s objections are waived or deemed waived under the provisions of this Agreement. Seller may, but shall not be obligated, at its sole cost, to attempt to cure or remove all Non-Permitted Encumbrances, and, if Seller elects to attempt to cure, Seller shall so notify Purchaser within ten (10) days of receiving Purchaser’s objection notice. Failure of Seller to timely give notice of its election to attempt to cure shall be deemed its election to refuse to attempt to cure. If Seller elects to attempt to cure, then Seller shall thereafter give Purchaser written notice of the completion or failure of such cure by the date that is ten (10) days prior to expiration of the extended Contingency Period (if Seller fails to give such notice to Purchaser ten (10) days prior to the end of the extended Contingency Period, then Seller shall be deemed to have notified Purchaser that it will not cure any such items except those herein below described as being Mandatory Cure Items). Seller at its sole cost shall, however, be obligated to cure or remove at or before Closing the following (“Mandatory Cure Items”): (A) all mortgages, deeds of trust, or other voluntary liens securing financial obligations that have been created, or knowingly assumed, by Seller or anyone acting on behalf of Seller and (B) mechanic’s or materialmen’s lien claims (“M&M Lien Claims”), whether or not Purchaser objects thereto during the period provided above for Purchaser making objections. If Seller does not timely cause all of the Non-Permitted Encumbrances to be removed or cured, and timely written notice thereof to be given to Purchaser, or if Seller elects or is deemed to have elected not to attempt to cure any Non-Permitted Encumbrances, then Purchaser, as its sole and exclusive remedy, shall have the right either: (i) to terminate this Agreement in accordance with Section 11(c) hereof by delivering notice to Seller before the end of the Contingency Period, or (ii) to elect to purchase the Real Property subject to the Non-Permitted Encumbrances without reduction of the Purchase Price (which election Purchaser shall be deemed to have made if it does not elect to timely terminate under option (i) hereof), in which event all such uncured Non-Permitted Encumbrances (other than Mandatory Cure Items) shall become Permitted Encumbrances for purposes hereof; provided, however, that Purchaser retains its right to require removal of Mandatory Cure Items on or prior to Closing and hold Seller in default by reason of its failure to do so.

Section 7.Seller’s Exclusive (Limited) Representations and Warranties; Indemnity; Operating Covenants of Seller.

(a)EXCEPT FOR THE EXPRESS (LIMITED) WARRANTIES OF SELLER CONTAINED HEREIN, AND THE SPECIAL WARRANTY OF TITLE TO BE CONTAINED IN THE DEED OR OTHER CLOSING DOCUMENTS (THE “SELLER’S EXPRESS WARRANTIES”) (AND WITHOUT WAIVER OF PURCHASER’S RECOURSE ON SELLER’S EXPRESS INDEMNITY UNDER SECTION 7(c) HEREOF, PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY OF THE REAL PROPERTY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

CONDUCT OR DESIRE TO CONDUCT THEREON OR THEREWITH, AND THE SUITABILITY OF THE REAL PROPERTY FOR CONSTRUCTION OF IMPROVEMENTS OR THE AVAILABILITY OF UTILITIES TO THE PROPERTY, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, INCLUDING, WITHOUT LIMITATION, BUILDING, FIRE AND SAFETY CODES, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE QUALITY, STATE OF REPAIR OR LACK OF REPAIR OR CONDITION OF THE PROPERTY, (H) THE QUALITY, ENFORCEABILITY, ASSIGNABILITY, VALUE, DESIRABILITY OF TERMS, AND/OR LEGAL INTERPRETATION OF ANY PART OF THE PROPERTY THAT IS COMPRISED OF INTANGIBLES, AND (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY OR THE AREA IN WHICH IT IS LOCATED. EXCEPT FOR SELLER’S EXPRESS WARRANTIES AND WITHOUT WAIVING SELLER’S EXPRESS INDEMNITY IN SECTION 7(c), BELOW, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS ADVISED PURCHASER THAT IT HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, COMPETENCY OR COMPLETENESS OF SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS CONTAINED HEREIN OR IN A DULY EXECUTED WRITTEN AMENDMENT HERETO. OTHER THAN AS OTHERWISE EXPRESSLY PROVIDED IN THIS SECTION 7, THE SALE OF THE PROPERTY IS MADE ON AN “AS IS” CONDITION AND BASIS “WITH ALL FAULTS.” IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING.

(b)Seller’s Representations and Warranties. As of the Effective Date and (subject to the final paragraph of this Section 7(b)), the Closing Date, Seller hereby represents and warrants to Purchaser, as Seller’s sole and exclusive representations and warranties pertaining to this transaction, that:

(1)Seller is a duly organized, validly existing and in good standing under the laws of the State of Florida and is qualified to do business and is in good standing in the State of Texas, has full right, power, and authority to execute and deliver this Agreement and to consummate the purchase and sale transactions provided for herein without obtaining any further consents or approvals from, or the taking of any other actions with respect to, any third parties. This Agreement, when executed and delivered by Seller and Purchaser, will constitute the valid and binding agreement of Seller, enforceable against Seller in accordance with its terms.

(2)The execution and delivery by Seller, and the performance of and compliance by Seller with, the terms and provisions of this Agreement, do not (i) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, Seller’s formation or other organization documents or instruments which establish and/or set forth the rules, procedures and rights with respect to Seller’s governance, in each case as amended, restated, supplemented and/or modified and in effect as of the date this warranty is given, (ii) constitute a violation of any applicable law applicable to Seller or the Property, (iii) constitute a violation of any judgment, decree or order applicable to Seller

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

or the Property or (iv) conflict with or result in a breach of any contract or agreement to which Seller is a Party or to which the Property is subject.

(3)The execution, delivery and performance by Seller of this Agreement, and consummation by Seller of this transaction, do not and will not require the authorization, consent, approval, exemption, clearance or other action by or notice or declaration to, or filing with, any court or administrative or other governmental body, or the consent, waiver or approval of any other person or entity.

(4)There are no actions, suits, claims, assessments, or proceedings pending or, to Seller’s Actual Knowledge, threatened against Seller or the Real Property that could affect the ownership, operation, or maintenance of the Real Property or Seller’s ability to perform hereunder, or which question the validity or enforceability of this Agreement or of any action taken by Seller under this Agreement, in any court.

(5)Seller is not the subject debtor under any voluntary (or to Seller’s Actual Knowledge any involuntary) federal, state or local bankruptcy or insolvency proceeding (including bankruptcy, receivership, reorganization, composition or arrangement with creditors, and including any assignment for the benefit of creditors), or any other proceeding for dissolution, liquidation or winding up of its assets, voluntary or involuntary; no such proceeding is pending relating to the Real Property, and, to Seller’s Actual Knowledge, no such proceeding is threatened against Seller.

(6)The existing use and condition of the Real Property is not in violation of, and Seller has not received any notice of any violations or potential violation of, any zoning, building, health, environmental or other laws, codes, ordinances, regulations, orders or requirements of any city, county, state or other governmental authority having jurisdiction thereof, or any private restrictive covenants affecting the Real Property; provided, however, that Seller has disclosed to Purchaser that in 2013 the Real Property was rezoned “LC” (Living Center) use by the City of Baytown, although Seller believes (but does not warrant) that the current uses of the Real Property are grandfathered as non-conforming uses by the City of Baytown zoning ordinance (this impact of this information is solely for final determination by Purchaser during the Contingency Period and Seller is not responsible for advising Purchaser of the legal impact thereof).

(7)There is no pending or, to Seller’s Actual Knowledge, contemplated eminent domain, expropriation, condemnation or other governmental taking of the Real Property or any part thereof.

(8)To Seller’s Actual Knowledge, no fact or condition exists which would result in the termination or impairment of access to the Real Property from the adjoining public street or which could result in discontinuation of presently available sewer, water, electric, gas, telephone or other utilities or services.

(9)The Real Property is not subject to any lease or occupancy contract or agreement of any kind whatsoever, written or oral, formal or informal, entered into by Seller or, to Seller’s Actual Knowledge, any other party, and no persons or entities other than Seller (and/or Seller affiliates) are occupying all or any part of the Real Property. Without limiting the generality of the foregoing, Seller has not granted any lease, option, right of first refusal, right of first offer or other similar right with respect to the purchase, acquisition or leasing of the Real Property or any interest therein (other than this Agreement) that remains effective as of the Effective Date, nor to Seller’s Actual Knowledge do any other unexpired rights exist in favor of any third person to purchase or otherwise acquire or lease the Real Property or any interest in therein.

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

(10)To Seller’s Actual Knowledge, prior to and during Seller’s ownership of the Property (a) no Hazardous Materials (hereinafter defined) have been located on the Real Property or have been released into the environment, or discharged, placed or disposed of at, on or under the Real Property in violation of Environmental Laws; (b) no underground storage tanks have been or are located on the Real Property; (c) the Real Property has never been used as, a dump site for municipal waste or other regulated disposal material; and (d) the Real Property and its prior uses comply with, and at all times have complied with, all applicable Environmental Laws. As used in this Agreement, the term “Hazardous Materials” shall mean any waste, substance or material determined to be hazardous, toxic, a pollutant or contaminate, under any federal, state or local statute, law, ordinance, rule, regulation or judicial or administrative order or decision, now in effect, including, without limitation, petroleum and petroleum products, flammable explosives, radioactive materials, asbestos or any material containing asbestos, polychlorinated biphenyls and/or hazardous, toxic or dangerous wastes, substances or materials defined as such, or as a hazardous substance or any similar term, by, in or for the purposes of any Environmental Laws. “Environmental Laws” mean (i) the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986 (codified in scattered sections of 26 U.S.C., 33 U.S.C., 42 U.S.C. and 42 U.S.C. §9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.); (iii) the Toxic Substance Control Act (15 U.S.C. § 2601 et seq.); (iv) the Hazardous Materials Transportation Act (49 U.S.C. § 1802); (v) the Hazardous Substances Transportation Act (49 U.S.C. §1801 et seq.); (vi) the Toxic Substances Control Act (15 U.S.C. §2601 et seq.); (vii) the Clean Water Act (33 U.S.C. §1251 et seq.); (viii) the Clean Air Act (42 U.S.C. §1857 et seq., §7401 et seq. and §7601 et seq.); (ix) the Safe Drinking Water Act (21 U.S.C. §349, 42 U.S.C. §201 and §300f et seq.); (x) the National Environmental Policy Act (42 U.S.C. §4321, §§4331 to 4335, §4341 et seq. and §8473); (xi) the Superfund Amendments and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); (xii) Title III of the Superfund Amendment and Reauthorization Act; (xiii) the Uranium Mill Tailings Radiation Control Act (42 U.S.C. §7901 et seq.); (xiv) the Occupational Safety and Health Act of 1970 (29 U.S.C. §651 et seq.); (xv) the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. §136 et seq.); (xvi) the Noise Control Act (42 U.S.C. §4901 et seq.); (xvii) the Emergency Planning and Community Right-to-Know Act (42 U.S.C. § 11001 et seq. and § 11041 et seq.); (xviii) Regulations of Environmental Protection Agency, 33 C.F.R. and 40 C.F.R., and (xix) any similar applicable federal state or local law, rule or regulation orders which regulate the release of Hazardous Materials to the environment, or impose requirements relating to environmental protection or public or employee health and safety.

For purposes hereof, “Seller’s Actual Knowledge” means the actual knowledge of (i) Peter R. Buchler, the General Counsel, Chief Administrative and Compliance Officer of Seller (and any successor General Counsel or Chief Administrative and Compliance Officer of Seller appointed prior to the Closing Date), (ii) Matt Piserelle, the Director of Marine Maintenance of Seller (and any successor Director of Marine Maintenance of Seller appointed prior to the Closing Date), or (iii) John Bader, the Senior Vice President of Equipment Maintenance of Seller (and any successor Senior Vice President of Equipment Maintenance of Seller appointed prior to the Closing Date) (collectively, the “Seller Knowledge Parties”), without inquiry or investigation by them of any kind other than that (if any) heretofore done by such Seller Knowledge Parties to the extent the same is within in the actual personal knowledge of any Seller Knowledge Party named above, and expressly excludes implied, imputed or constructive knowledge of Seller or the Seller Knowledge Parties. The reference herein to the knowledge of the Seller Knowledge Parties defining Seller’s Actual Knowledge for purposes hereof shall not render either such individual Seller Knowledge Party personally liable under this Agreement in any respect, and Purchaser waives and releases any and all personal liability against each Seller Knowledge Party.

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

If, prior to the Closing, Seller becomes aware that, due to no act or omission of Seller, any representation or warranty set forth in this Agreement which was true and correct on the Effective Date has become incorrect due to changes in conditions outside of the control of Seller or the discovery by Seller of information of which Seller was unaware on the Effective Date, Seller shall promptly notify Purchaser in writing (a “Defect Notification”) thereof (and in all events prior to the Closing Date) and the representations and warranties set forth herein which are deemed remade and reaffirmed by Seller at the Closing shall be deemed automatically to be qualified to except to such new information to the extent expressly disclosed in the Defect Notification. Upon Purchaser’s receipt of such Seller’s Defect Notification, if, in Purchaser’s reasonable determination, the information disclosed in such disclosure materially adversely affects the value or utility of the Property, then Purchaser shall have a fifteen (15) day period thereafter (or until Closing if sooner) in which to terminate this Agreement and, upon such termination, the Title Company shall return the Earnest Money to Purchaser and neither party hereto shall have any further rights or obligations hereunder (except the Surviving Obligations).

(c)Indemnity.

(1)SUBJECT TO THE DAMAGES THRESHOLD (AS DEFINED IN SECTION 11(g) HEREOF), SELLER SHALL BE LIABLE FOR AND SHALL INDEMNIFY, RELEASE, DEFEND AND HOLD HARMLESS PURCHASER, CANAL BARGE COMPANY, INC. AND THEIR RESPECTIVE MEMBERS, SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS (EACH A “PURCHASER INDEMNIFIED PARTY,” AND COLLECTIVELY, THE “PURCHASER INDEMNIFIED PARTIES”), FROM AND AGAINST ALL LOSSES, DAMAGES, SUITS, CLAIMS, JUDGMENTS, SETTLEMENTS, LIABILITIES, PENALTIES, FINES, COSTS (INCLUDING INVESTIGATING REMEDIATION AND MONITORING COSTS), EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES AND COSTS) AND CHARGES (COLLECTIVELY, “LOSSES”) WHICH ANY OF THE PURCHASER INDEMNIFIED PARTIES MAY INCUR OR TO WHICH ANY OF THE PURCHASER INDEMNIFIED PARTIES MAY BECOME SUBJECT AS A DIRECT OR INDIRECT CONSEQUENCE OF (I) A BREACH OF SELLER’S WARRANTIES IN THIS AGREEMENT (INCLUDING IN SECTION 7(b) ABOVE) WITH RESPECT TO WHICH AN INDEMNIFICATION CLAIM AGAINST SELLER IS MADE UNDER THIS SECTION WITHIN THE APPLICABLE SURVIVAL PERIOD SPECIFIED IN SECTION 17, (II) ANY BREACH OF ENVIRONMENTAL LAWS WITH RESPECT OR RELATED TO THE REAL PROPERTY OCCURRING PRIOR TO THE CLOSING, OR (III) HAZARDOUS MATERIALS DEPOSITED OR DISCHARGED ON OR FROM THE REAL PROPERTY PRIOR TO THE CLOSING IN VIOLATION OF ENVIRONMENTAL LAWS.

(2)PURCHASER SHALL BE LIABLE FOR AND SHALL INDEMNIFY, RELEASE, DEFEND AND HOLD HARMLESS SELLER AND ITS MEMBERS, SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS (EACH A “SELLER INDEMNIFIED PARTY,” AND COLLECTIVELY, THE “SELLER INDEMNIFIED PARTIES”), FROM AND AGAINST ALL LOSSES WHICH ANY OF THE SELLER INDEMNIFIED PARTIES MAY INCUR OR TO WHICH ANY OF THE SELLER INDEMNIFIED PARTIES MAY BECOME SUBJECT AS A DIRECT OR INDIRECT CONSEQUENCE OF (I) ANY BREACH OF ENVIRONMENTAL LAWS WITH RESPECT OR RELATED TO THE REAL PROPERTY OCCURRING AFTER THE CLOSING OR (II) HAZARDOUS MATERIALS DEPOSITED OR DISCHARGED ON OR FROM THE REAL PROPERTY AFTER THE CLOSING IN VIOLATION OF ENVIRONMENTAL LAWS (EXCLUDING, HOWEVER, IN THE CASE OF CLAUSES (I) AND (II) OF THIS PARAGRAPH, ANY LOSSES FOR WHICH SELLER IS RESPONSIBLE UNDER THE LEASEBACK AGREEMENT).

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

(3)THIS SECTION 7(c) SHALL SURVIVE THE CLOSING FOR THE MAXIMUM PERIOD ALLOWED BY APPLICABLE LAW.

(d)Seller’s Operating Covenants. From the Effective Date until the Closing Date, Seller shall:

(1)operate the Real Property in a manner consistent with its prior operation thereof (if Seller elects to continue operations at all on the Real Property), but shall not be obligated to make any specific repairs unless it determines the same to be necessary for its own liability or use purposes in its sole discretion;

(2)not grant any lease of or option to purchase the Real Property;

(3)use good faith efforts to continue all Intangibles relative to the Real Property in full force and effect (provided, however, that Seller may in the ordinary course of its business renew and/or replace any Intangible with an updated or replacement version thereof that it promptly delivers to Purchaser hereunder), and neither alienate, further encumber or transfer in favor of or to any party whatsoever any part of the Property;

(4)not add any material permanent improvements to the Real Property;

(5)notify Purchaser if any of the following become within Seller’s Actual Knowledge: (i) any planned condemnation of all or part of the Real Property; (ii) any violation of Environmental Laws or other applicable laws or regulations with respect to the Real Property; or (iii) any discharge or spill of Hazardous Materials at or on the Real Property or from the Real Property into the Waterways; and

(6)prior to the Closing Date, remove all of Seller’s personal property and trade fixtures from the Real Property other than on the Leasehold Tract.

If Seller desires to obtain the consent to any matter for which Purchaser’s consent is required or desired by Seller hereunder, Seller may request such consent in writing, accompanied by the appropriate proposed document, or a reasonably detailed description of the proposed action, and if Purchaser fails to object thereto within fifteen (15) business days of receipt of Seller’s request, specifying the reasonable basis for Purchaser’s disapproval, then Purchaser shall be conclusively deemed to have approved of such document or action as described in Seller’s notice.

Section 8.Closing. The closing (“Closing”) of the sale of the Property by Seller to Purchaser shall occur on or before fifteen (15) days after expiration of the Contingency Period (the “Outside Closing Date”), but any Closing earlier than such Outside Closing Date must be by mutual written agreement of the parties. The actual date on which Closing occurs hereunder, on or prior to the Outside Closing Date, is herein called the “Closing Date.” Time is of the essence with regard to the obligation to close by the Outside Closing Date. The Closing shall occur in the offices of the Title Company (but may occur by escrow delivery of documents and funds without actual physical presence of party representatives at the Title Company on the Closing Date) on the Closing Date and shall be completed timely to allow for transfer of funds to Seller by 3:00 p.m., local time in Houston, Texas, by federal wire transfer of funds from the Title Company (unless Seller elects to waive this requirement, in which case the Closing must be completed by such later time on the Closing Date as Seller permits in written notice to Purchaser). At the Closing the following, which are mutually concurrent Closing conditions, shall occur:

(a)Purchaser, at its sole cost and expense, shall deliver or cause to be delivered to Seller the following:

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

(1)Wire transfer of cash funds deposited to Seller’s designated bank account(s) in time for credit for that current banking day’s business in the amount of the Purchase Price as specified in Section 2 hereof, adjusted in accordance with Section 8(c) hereof;

(2)Counterpart originals of the Deed and the Bill of Sale and Assignment (as such terms are defined in Section 8(b) below), accepting the terms and limitations thereof and assuming the obligations of Seller thereunder from and after Closing, duly executed by Purchaser;

(3)An Industrial Triple Net Lease of the Leasehold Tract in the form attached hereto as Exhibit E, executed by Purchaser (the “Leaseback Agreement”);

(4)The Closing Access Agreement, executed by Purchaser;

(5)Evidence satisfactory to the Title Company and reasonably satisfactory to Purchaser that the person executing the Closing documents on behalf of Seller has full right, power, and authority to do so;

(6)A settlement statement showing all prorations and allocations required by this Agreement (the “Settlement Statement”), executed by Purchaser; and

(7)Other instruments as are reasonably requested by Seller and as are required by applicable law in Texas to effectuate the conveyance of property similar to the Property, with the effect that, after the Closing, Purchaser will have succeeded to all of the rights, titles, and interests of Seller related to the Property and Seller will no longer have any rights, titles, or interests in and to the Property (except as may be expressly reserved to it by the Leaseback Agreement), but under no circumstance requiring Purchaser to undertake any representation, warranty, covenant or liability not expressly contemplated by the terms and provisions of this Agreement, the Deed or the Bill of Sale and Assignment nor that would result in any cost to such party not expressly contemplated by the terms and provisions of this Agreement, the Deed or the Bill of Sale and Assignment.

(b)Seller, at its sole cost and expense, shall deliver or cause to be delivered to Purchaser the following:

(1)Special Warranty Deed (“Deed”) in the form of Exhibit B hereto, fully executed and acknowledged by Seller, conveying the Real Property (and quitclaiming any Accreted Land Areas) to Purchaser, subject to the Permitted Encumbrances;

(2)Bill of Sale and Assignment and Assumption of Intangibles (“Bill of Sale and Assignment”) in the form of Exhibit C hereto, fully executed and acknowledged by Seller, assigning, conveying, and transferring all Property other than the Real Property to Purchaser;

(3)The Settlement Statement, executed by Seller;

(4)The commitment by the Title Company to issue to Purchaser in due course following Closing an Owner’s Policy of Title Insurance (herein called the “Owner Policy”) in the amount of the Purchase Price issued by Title Company, insuring that Purchaser is the owner of the Real Property, free and clear of all liens and encumbrances subject only to the Permitted Encumbrances and the standard pre-printed form exceptions included in a standard Texas Form T-1 Owner’s Policy of Title Insurance (except such pre-printed exceptions shall not exclude M&M Lien Claims and Purchaser may also qualify and pay for any other available deletions or endorsements thereto); provided, however, that (i) at Purchaser’s option, cost and expense (including any requirements for the Purchaser Survey), the standard

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

exception for discrepancies, conflicts, or shortages in area shall be deleted except for “shortages in area,” (ii) such policy shall have the restrictions exception deleted unless there are Permitted Encumbrances that are restrictions, and (iii) provided that Purchaser pays the cost of a required Title Company inspection of the Real Property, the rights of parties in possession shall be deleted except for any parties in possession under any applicable Permitted Encumbrances;

(5)Evidence that Seller has paid the premium due under the Title Commitment, exclusive of the cost of any endorsements requested by Purchaser which endorsement cost will be paid by Purchaser;

(6)A customary seller/owner affidavit or certification with indemnity in a form acceptable to the Title Company as a condition to its issuance of the Owner Policy without exception for, among other matters, parties in possession;

(7)Evidence satisfactory to the Title Company and reasonably satisfactory to Purchaser that the persons executing and delivering the Closing documents on behalf of Seller have full right, power and authority to do so;

(8)Certification as to Non-Foreign Status in the form of Exhibit D hereto pursuant to Section 1445 of the Internal Revenue Code of 1954, executed by Seller (the “FIRPTA Certificate”);

(9)The Leaseback Agreement, executed by Seller;

(10)The Closing Access Agreement, executed by Seller; and

(11)Other instruments as are reasonably requested by Purchaser and as are required by applicable law in Texas to effectuate the conveyance of property similar to the Property, with the effect that, after the Closing, Purchaser will have succeeded to all of the rights, titles, and interests of Seller related to the Property and Seller will no longer have any rights, titles, or interests in and to the Property (except as may be expressly reserved to it by this Agreement), but under no circumstance requiring Seller to undertake any representation, warranty, covenant or liability not expressly contemplated by the terms and provisions of this Agreement, the Deed or the Bill of Sale and Assignment nor that would result in any cost to such party not expressly contemplated by the terms and provisions of this Agreement, the Deed or the Bill of Sale and Assignment.

(c)All normal and customarily pro-ratable items, including, without limitation, real estate and personal property taxes and utility bills, shall be prorated as of the Closing Date, provided, however, that as to the prorated amount thereof that are attributable to the Leasehold Tract after Closing, Seller shall pay such amount at Closing. Pro-ration of 2023 taxes shall be calculated using 2022 taxes if 2023 tax amounts are not known as of the Closing Date, with the parties thereafter truing up the pro-ration after Closing once actual 2023 taxes are known.

(d)Seller shall pay all costs and liabilities relating to the Property that arise out of or are attributable to the period prior to the Closing Date. Seller shall have the right to receive all income of the Property that is properly allocable to the period before the Closing Date. Purchaser shall have the right to receive all income relating to the Property that is properly allocable to the period from and after the Closing Date, except revenues of Seller as tenant from its continued operations under the Leaseback Agreement. Purchaser shall pay all costs and liabilities relating to the Property that arise out of or are attributable to the period on and after the Closing Date that are not the responsibility of Seller as tenant under the Leaseback Agreement. This Section 8(d) shall survive the Closing.

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

(e)Title Company shall return the Earnest Money to Purchaser or Seller shall have the Title Company credit the Earnest Money to the Purchase Price.

Section 9.Commissions; Real Estate Broker Notice.

(a)Pursuant to a separate written agreement, Seller has agreed to pay a real estate commission to CBRE, Inc. (Collin Grimes & William Boyer, Agents), exclusively representing Seller in this transaction (“Listing Broker”) in connection with the Closing of the purchase and sale of the Property under this Agreement. Seller shall pay any commission or fees due to the Listing Broker. Seller will defend, indemnify and hold harmless Purchaser from and against payment of or claims and litigation for any real estate commission claimed to be payable to agents or consulting agents claiming by, through or under Seller, including Listing Broker.

(b)Purchaser is representing itself in this transaction and has no broker in this transaction. Purchaser represents and warrants that it has not dealt or communicated with any real estate agent, broker or finder in connection with this transaction other than the Listing Broker. Purchaser will defend, indemnify and hold harmless Seller from and against payment of or claims and litigation for any real estate commission claimed to be payable to agents or consulting agents claiming by, through or under Purchaser, other than Seller’s Listing Broker.

(c)As provided for in the Texas Real Estate License Act, Purchaser is advised to have an abstract of title with regard to the Real Property examined by an attorney of its choice, or to obtain a policy of title insurance.

(d)This Section 9 shall survive the Closing for the maximum period allowed by applicable law.

Section 10.Destruction, Damage, or Taking Before Closing. If, before Closing, all or any part of the Improvements are destroyed or damaged, or all or any part of the Real Property becomes subject to condemnation or eminent domain proceedings, then Seller shall promptly notify Purchaser thereof. If a material part of the Improvements is damaged or destroyed by such event, or a material portion of the Real Property is or will (if completed as then contemplated) be taken in such condemnation proceeding, then Purchaser shall thereupon have the right to elect to either proceed with the Closing (subject to the other provisions of this Agreement) or terminate this Agreement by delivering written notice thereof to Seller within ten (10) business days of receipt of Seller’s notice respecting the damage, destruction or taking. In the event this Agreement is not terminated as a result of such event, Purchaser and Seller shall proceed to Closing without adjustment to the Purchase Price and Purchaser shall be entitled to all insurance proceeds or condemnation awards payable as a result of such damage, destruction or taking and, to the extent the same may be necessary or appropriate, Seller shall assign to Purchaser at Closing all of Seller’s rights to such insurance proceeds or awards less any amounts applied toward reconstruction of damage. For purposes hereof, “material damage” to Improvements means damage thereto which would cost in excess of $500,000.00 to repair based on the estimate of an independent contractor selected by Purchaser from a list of three contractors provided by Seller (each of whom Seller certifies has not performed work for Seller or its affiliates in the past 12 months), but if Purchaser fails to choose such contractor within three (3) business days of Seller’s written request then Seller may select the one to provide such estimate, and a taking of a “material part of the Real Property” for condemnation purposes is any part other than a widening of the adjacent road or highway right-of-way by fifteen (15) feet or less.

Section 11.Termination and Remedies.

(a)If Purchaser breaches this Agreement prior to Closing and fails to remedy the same by the sooner of ten (10) business days after receipt of notice of such default from Seller or by Closing (Seller agreeing to give prompt notice upon discovery of such default where necessary to allow such full 10-business-

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

day cure period prior to Closing), or fails to consummate the purchase of the Property pursuant to this Agreement at Closing (without notice or time for cure) for any reason other than termination as permitted under Section 11(b) hereof, and Seller is not then in default of this Agreement beyond the applicable notice and cure period afforded below, then Seller, as its sole remedy, shall have the right to terminate this Agreement by notifying Purchaser thereof, in which event Title Company shall deliver the Earnest Money to Seller as liquidated damages, whereupon neither Purchaser nor Seller shall have any further rights or obligations hereunder (except those indemnity and repair obligations of Purchaser stated herein to survive termination of this Agreement the “Surviving Obligations”).

(b)If, prior to Closing, Purchaser becomes aware that Seller has breached any warranty in Section 7(b), then Purchaser may, as its sole remedy, terminate this Agreement, whereupon the Title Company shall deliver the Earnest Money to Purchaser and neither party hereto shall have any further rights or obligations hereunder, except the Surviving Obligations.

(c)If Purchaser terminates this Agreement pursuant to rights granted it in Section 5, 6, 7(b), or 10 hereof, or if Seller terminates this Agreement pursuant to Section 5(c), then Title Company shall return the Earnest Money to Purchaser, whereupon neither party hereto shall have any further rights or obligations hereunder, except the Surviving Obligations.

(d)If Seller breaches this Agreement prior to Closing and fails to remedy the same by the sooner of ten (10) business days after receipt of notice of such default from Purchaser or by Closing (Purchaser agreeing to give prompt notice upon discovery of such default where necessary to allow such full 10-business-day cure period prior to Closing), or fails to consummate the sale of the Property pursuant to this Agreement at Closing (without any notice or time for cure) for any reason other than termination hereof by Purchaser in accordance with Section 11(b) hereof, and Purchaser is not then in default of this Agreement beyond the applicable notice and cure period afforded below, then Purchaser’s sole and exclusive remedy is to either: (i) terminate this Agreement by giving written notice to Seller thereof, in which case Title Company shall return the Earnest Money to Purchaser and neither party hereto shall have any further rights or obligations hereunder (except the Surviving Obligations); or (ii) enforce specific performance of the obligations of Seller hereunder.

(e)Seller and Purchaser hereby acknowledge and agree that they have included the provision for payment of liquidated damages in Section 11(a) because, in the event of a breach by Purchaser, the actual damages to be incurred by Seller can reasonably be expected to approximate the amount of liquidated damages called for herein and because the actual amount of such damages would be difficult if not impossible accurately to measure.

(f)Nothing in this Section shall be construed as preventing either party from obtaining injunctive relief against violation of this Agreement by the other party under circumstances in which injunctive relief would be available under applicable law.

(g)After the Closing, and without impliedly creating any rights of remedies of Purchaser by this reference, if Purchaser is legally entitled to assert any claim(s) or pursue damages for any other matter of any nature or kind arising out of or in connection with the transaction contemplated in this Agreement (whether in contract or tort, under statute or otherwise), then, in any event, Purchaser’s damage claims against Seller therefor shall not be brought unless and until they are reasonably expected to exceed, in aggregate, fifty thousand dollars ($50,000) (but, if aggregate damages exceed $50,000, Purchaser may recover such damages from the first dollar incurred) (the “Damages Threshold”), and shall be limited to Purchaser’s actual damages incurred but not to exceed, in the aggregate for all such claims post-Closing, a sum of eight hundred thirty thousand and No/100 dollars ($830,000.00) (the “Damages Cap”), and all other damages are hereby waived by Purchaser as material additional consideration for the acquisition of the Property; provided, however, that, notwithstanding the above limitation, the liability of Seller to Purchaser post-Closing under Seller’s indemnity set forth in Section 7(c)(1)(I),

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

(II), and (III) shall not be subject to such Damages Cap (but as to clause (I) of Section 7(c)(1) the exemption from the Damages Cap shall apply only in respect to any indemnity by Seller as to Seller’s representations and warranties in Section 7(b)(10) and not otherwise). Except in the event of the actual proven fraud of Seller or its representatives or if such damages are asserted against a Purchaser Indemnified Party by a third party in a Claim subject to indemnification under Section 7(c), before and after Closing Purchaser waives all claims against Seller for special, consequential, exemplary, and punitive damages and all such damages are excluded from Purchaser’s damages (including for purposes of determining its threshold amount for bringing claims under the preceding sentence). The provisions of this Section survive Closing.

Section 12.Notices. All notices provided or permitted to be given under this Agreement must be in writing and may be served by (i) depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) by delivery via Federal Express or similar commercial courier service, (iii) by email (if also sent the same day or next following business day also by one other delivery method permitted hereunder), or (iv) delivering the same in person to such party. Notice given in accordance herewith shall be deemed given and received upon receipt at the effective notice address of the addressee. For purposes of notice, the effective notice addresses of the parties shall be as follows:

IF TO SELLER:	Orion Marine Construction, Inc.
12000 Aerospace Ave.
Houston, TX 77034
	Attn:	Mr. Peter Buchler
Executive VP, CAO, COO & General Counsel
	Email:	pbuchler@orn.net

WITH REQUIRED COPY TO:	Jonathan Peckham, Esquire
Schlanger Silver LLP
109 N. Post Oak Ln., Suite 300
Houston, Texas 77024
	Email:	jpeckham@schlangersilver.com

IF TO PURCHASER:	Pelican Marine Services, LLC
835 Union St.
New Orleans, LA 70112
	Attn:	Mr. Douglas Downing, Manager
	Email:	ddowning@canalbarge.com

WITH REQUIRED COPY TO:	Spencer Murphy
General Counsel
Canal Barge Company, Inc.
835 Union St.
New Orleans, LA 70112
	Email:	smurphy@canalbarge.com

Either party hereto may change its address for notice by giving ten (10) days’ prior written notice thereof to the other party in accordance with the terms hereof before such change of address shall take effect (and may not omit to provide an email address which, if unchanged, remains the effective email notice address of such party).

Section 13.Assigns; Beneficiaries. This Agreement shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors, and assigns. Except as expressly provided in Section 7(c), this Agreement is for the sole benefit of Seller and Purchaser, and no third party is intended to be a beneficiary of this Agreement. Purchaser may assign this Agreement as provided in Section 20

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

or to any entity that is controlled by or under common control with the initial Purchaser named in this Agreement, without the consent of Seller, but any other assignment by Purchaser is hereby prohibited and, if attempted, shall be void; provided, however, that no such assignment to an affiliate shall be effective as to Seller until Seller has received a written copy of an assignment and assumption agreement executed by Purchaser and its permitted assignee (whereby in addition to assignment hereof the assignee expressly assumes all liabilities and obligations of the Purchaser arising hereunder from and after the effective date of the assignment), the name, address, phone number and contact person for the assignee, and an affidavit from a principal of Purchaser certifying to the manner in which the assignee is controlled by or under common control with the above original Purchaser entity. No such assignment shall release the original Purchaser named herein from liability for its obligations arising under this Agreement prior to the effective date of the assignment (or three (3) business days prior to the date on which Seller receives a written copy of the executed assignment and assumption agreement, whichever is later), and nothing in such assignment shall require Seller to re-perform for the assignee any obligations of Seller previously performed for the original Purchaser hereunder prior to its receipt of notice and a copy of the assignment. Except for any assignment by operation of law as a result of a merger, consolidation, entity conversion or change of jurisdiction of organization of Seller prior to Closing, Seller may not assign this Agreement without Purchaser’s prior written consent except as provided in Section 20.

Section 14.Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas.

Section 15.Entire Agreement. This Agreement is the entire agreement between Seller and Purchaser concerning the sale of the Property, and no modification hereof or subsequent agreement relative to the subject matter hereof shall be binding on either party unless reduced to writing and signed by the party to be bound. Exhibits A, B, C, D, E, and F, inclusive, attached hereto, are incorporated herein by this reference for all purposes.

Section 16.Attorneys’ Fees. Should any litigation or administrative proceeding be commenced by either of the parties hereto or their representatives, or should either party institute any proceeding in a bankruptcy or similar court which has jurisdiction over any other party hereto or any or all of its property or assets, or should any litigation or proceeding be commenced concerning any provision of this Agreement or the rights and duties of any person or entity in relation thereto, then the party or parties prevailing in such litigation or proceeding shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for such prevailing party’s attorneys’ fees and court costs in such litigation or proceeding, which shall be determined by the court (or presiding official) in such litigation or proceeding or in a separate action brought for that purpose.

Section 17.Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and shall remain in full force and effect until the date that is twelve (12) months from the Closing Date; provided that the representations and warranties in Section 7(b)(1), Section 7(b)(2) and Section 7(b)(3) of this Agreement and the title warranties in the Deed (collectively, the “Fundamental Representations”) and the representations and warranties in Section 7(b)(10) shall survive indefinitely subject to limitations of the applicable statute(s) of limitations. The covenants and other agreements of the parties contained in this Agreement shall not survive the Closing except as and where otherwise expressly stated in this Agreement. The surviving representations and warranties of Seller under this Agreement are solely for the benefit of Purchaser and any party affiliated with Purchaser who takes title to the Property at or after Closing, and are not transferable by Purchaser to any third party (other than such a Purchaser affiliate). Any attempted assignment of Seller representations and warranties by Purchaser not permitted above shall be void and the provisions of this Section survive Closing. For the avoidance of doubt, Purchaser’s resale of the Property does not, however, release Seller from its representations, warranties, and indemnities hereunder in favor of Purchaser, who may continue to enforce such provisions in accordance with their terms (including, without limitation, subject to their applicable stated limitation on period of survival beyond Closing, if any).

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

Section 18.Saturday, Sunday or Legal Holiday. If any date set forth in this Agreement for the performance of any obligation by Purchaser or Seller or for the delivery of any instrument or notice should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday or legal holiday. A “business day” is any day other than Saturday, Sunday or a legal holiday in Texas. For purposes of this Section, “legal holiday” means any state or federal holiday for which financial institutions or post offices are generally closed in Harris County or Harris County, Texas, for the observance thereof.

Section 19.WAIVER OF CONSUMER RIGHTS. PURCHASER HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ. OF THE TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF PURCHASER’S OWN SELECTION, PURCHASER VOLUNTARILY CONSENTS TO THIS WAIVER.

Section 20.Tax-Deferred Exchange. Either Seller or Purchaser may consummate the sale of the Real Property as part of a so-called like kind exchange (the “Exchange”) pursuant to §1031 of the Internal Revenue Code of 1986, as amended, provided that (i) all costs, fees, and expenses attendant to the Exchange shall be the sole responsibility of the party consummating the Exchange; (ii) the Closing shall not be delayed or affected by reason for the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Seller’s obligations and covenants under this Agreement; (iii) neither Purchaser nor Seller shall be required to (1) acquire or hold title to any real property other than the Real Property for purposes of consummating the Exchange, (2) have its rights under this Agreement, including (without limitation) those that survive Closing, affected or diminished in any manner, or (3) be responsible for compliance with or be deemed to have warranted to the other party that the Exchange in fact complies with §1031 of the Internal Revenue Code of 1986, as amended.

Section 21.Disclosures.

(a)Coastal Area Property Notice. Seller makes and Purchaser accepts and acknowledges the disclosures set forth on Exhibit F, which is attached hereto and signed by Seller and Purchaser and incorporated herein by this reference.

(b)Notice Regarding Property in Unincorporated Area. Pursuant to the requirements of Section 5.011 of the Texas Property Code, Seller hereby notifies Purchaser that if any of the Real Property is located outside the limits of a municipality, such Real Property may now or later be included within the extra-territorial jurisdiction of a municipality and may now or later be subject to annexation by the municipality. Each municipality maintains a map that depicts its boundaries and extra-territorial jurisdiction. To determine if such Real Property is located within a municipality’s extra-territorial jurisdiction, contact all municipalities located in the general proximity of such Real Property for further information.

Section 22.Authority. Each party to this Agreement and its representative(s) executing this Agreement on such party’s behalf warrants and represents to the other party that it has the power and authority to enter into and perform its obligations under this Agreement in the names, titles and capacities herein stated and on behalf of any entities, persons, estates or firms represented or purported to be represented by such party or person, and that all requirements necessary or required by any state and/or federal law or private agreement required for such party to enter into and perform this Agreement have been complied with.

Section 23.Time & Method of Acceptance; Effective Date. This Agreement is executed by Purchaser as binding offer subject to acceptance by Seller, and to constitute an offer must be signed by Purchaser

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

on the signature pare hereof and on Exhibit F hereto. Seller shall execute this Agreement and deliver an executed copy of this Agreement (either original or electronic copy in the form of a PDF email file or facsimile transmitted copy) to the Title Company with a copy in similar manner to Purchaser within five (5) business days after the date on which Purchaser delivers either an electronic copy (PDF email file), photocopy, or original signed copy of this Agreement to Seller and the Title Company. Upon the Title Company’s receipt of the fully executed copy of this Agreement signed by both parties, the Title Company shall promptly receipt for this Agreement in the space provided below and deliver a copy (in similar manner to the form of delivery permitted to the parties, above) of the fully executed, receipted Agreement to Seller and to Purchaser. For all purposes of this Agreement, the “Effective Date” shall be the date on which a fully executed copy (electronic/PDF, photocopy or original) has been delivered to and receipted by the Title Company. If the Effective Date does not occur by June 22, 2023, then this Agreement is null and void.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

IN WITNESS WHEREOF, Purchaser and Seller have executed this Agreement on the dates set forth below, to be effective as of the Effective Date.

SELLER*:

ORION MARINE CONSTRUCTION, INC., a Florida
corporation

By:	/s/ Scott Thanisch

Name:	Scott Thanisch

Title:	CFO

Date:	June 21.00, 2023

*SELLER MUST ALSO SIGN EXHIBIT F, ATTACHED

[END OF PAGE – PURCHASER SIGNATURE PAGE FOLLOWS]

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

PURCHASER*:

PELICAN MARINE SERVICES, LLC, a Louisiana limited
liability company

By:	/s/ Douglas S. Downing

Name:	Douglas S. Downing

Title:	Manager

Date:	June 20, 2023

*PURCHASER MUST ALSO SIGN EXHIBIT F, ATTACHED

[END OF PAGE – TITLE COMPANY RECEIPT PAGE FOLLOWS]

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

CONTRACT RECEIPT

The undersigned representative of the Title Company acknowledges receipt of a fully executed copy of this Agreement on the           day of June, 2023.

STEWART TITLE COMPANY

By:

Name:

Title:

INITIAL EARNEST MONEY RECEIPT

The undersigned representative of the Title Company acknowledges receipt of Earnest Money from Purchaser in the amount of $100,000.00 on the         day of June, 2023, in the form of Federal Wire Transfer of funds. The Title Company hereby agrees to comply with the provisions of the foregoing Purchase and Sale Agreement with respect to the handling and disposition of the Earnest Money.

STEWART TITLE COMPANY

By:

Name:

Title:

Schedule of Exhibits

A	-	Legal Description of the Land
A-1	-	Seller’s Existing Survey of the Land
A-2	-	Diagram of Leasehold Tract & Hand Drawing of Access Route
B	-	Form of Special Warranty Deed
C	-	Form of Bill of Sale and Assignment
D	-	Form of FIRPTA Certificate
E	-	Form of Leaseback Agreement
F	-	Notice Regarding Coastal Area Property

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT A

Description of the Land

METES AND BOUNDS DESCRIPTION
10.006 ACRES (435,842 SQUARE FEET)
WILLIAM SCOTT SURVEY, A-66
HARRIS COUNTY, TEXAS

Being a tract or parcel containing 10.006 acres (435,842 square feet) of land situated in the William Scott Survey, A-66, Harris County, Texas, being the same called 10.006056 acre tract of land as described in a deed to T. W. LaQuay Dredging, Inc. recorded under Harris County Clerk's File Number (H.C.C.F. No.) 20070688300, said 10.006 acre tract being more particularly described by metes and bounds as follows: (Bearings cited herein are based on the Texas State Plane Coordinate System, South Central Zone).

BEGINNING at a Texas Department of Transportation Monument found in the south right-of-way (R.O.W.) line of State Highway 146 (R.O.W. Varies) and marking the northwest corner of the herein described tract, from which the intersection of the east R.O.W. line of Missouri Street and the north R.O.W. line of said State Highway 146 bears North 70°23'55" East, 2,395.23 feet, said TxDot monument being in the east side of Black Duck Bay;

THENCE, North 69°00'15" East, along the south R.O.W. line of said State Highway 146, a distance of 894.70 feet to a 5/8-inch iron rod with cap stamped "TERRA SURVEYING" set marking the northwest corner of a called 12.34 acre tract of land as described in a deed to the City of Baytown recorded under H.C.C.F. No. R354555 and the northeast corner of the herein described tract;

THENCE, South 43°45'45" East, departing said R.O.W. line and along the southwest line of said 12.34 acre tract, a distance of 489.12 feet to a 5/8-inch iron rod with cap stamped "TERRA SURVEYING" set marking the northeast corner of a called 45.3774 acre tract of land (Tract 2) as described in a deed to the City of Baytown recorded under H.C.C.F. No. G388038 and the southeast corner of the herein described tract, from which a found 1 1/2-inch iron pipe bears South 38°39'10" West, 48.96 feet, a found 1 1/2-inch pvc pipe inside a 1 1/2-inch galvanized iron pipe bears South 38°36'11" West, 48.83 feet and a found 3-inch iron pipe (rusted and deteriorated) bears North 21°20'32" West, 1.09 feet;

THENCE, South 69°00'15" West, along the northwest line of said 45.3774 acre tract, at a distance of 1,015.22 feet passing to a 5/8-inch iron rod with cap stamped "TERRA SURVEYING" set for reference, and continuing for a total distance of 1,065.22 feet to the northwest corner of said 45.3775 acre tract and the most southerly southwest corner of the herein described tract, and being in the east side of said Black Duck Bay;

THENCE, North 65°00'45" West, along the east side of said Black Duck Bay, a distance of 58.91 feet to the most westerly southwest corner of the herein described tract;

THENCE, North 22°16'40" West, continuing along the east side of said Black Duck Bay, at a distance of 294.44 feet passing to a 5/8-inch iron rod with cap stamped "TERRA SURVEYING" set for reference, and continuing for a total distance of 394.44 feet to the **POINT OF BEGINNING**, and containing 10.006 acres (435,842 square feet) of land. This description is based on A Land Title Survey of a 10.006 Acre Tract, prepared by Terra Surveying Company, Inc., dated December 23, 2009 under Job Number 1851-0940-S.

Compiled By: Carlos Torres, S.I.T.
Checked By: Ernest Roth, R.P.L.S.
Terra Surveying Company, Inc.

A - 1

PURCHASE & SALE AGREEMENT – 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT A-1

A-2 - 1

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT A-2

Diagram of the Leasehold Tract and Hand Drawing of Access Route

NOTE: The Access Route is outlined in red.

A-3 - 1

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT B

Form of Deed

SPECIAL WARRANTY DEED

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

ORION MARINE CONSTRUCTION, INC., a Florida corporation as successor by merger to T.W. LaQuay Dredging, LLC., a Texas limited liability company (hereinafter referred to as “Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to the undersigned in hand paid by PELICAN MARINE SERVICES, LLC, a Louisiana limited liability company (hereinafter referred to as “Grantee”), whose address is 835 Union St., New Orleans, LA 70112, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED, and by these presents does GRANT, SELL and CONVEY, unto the Grantee certain real property in the Harris County, Texas, being more particularly described by metes and bounds in Exhibit A attached hereto and by this reference made a part hereof, together with all buildings, improvements and fixtures (excluding fixtures owned by others) located on such land (the “Property”), and together with all rights and appurtenances thereto, if any. Additionally, Grantor hereby quitclaims and acquits to Purchaser, all right, title and interest of Grantor, if any, in and to the accreted land (if any) between the land described on Exhibit A and the edge of the nearby navigable waterways of the State of Texas (the “Quitclaimed Property”) so that neither Seller nor its successor or assigns will ever assert or claim all or any part thereof.

The Property is conveyed subject to the matters set forth in Exhibit B attached hereto and by this reference made a part hereof (the “Permitted Encumbrances”), to the extent valid and enforceable against the Property.

EXCEPT FOR THE SPECIAL WARRANTY OF TITLE IN THIS DEED AND ANY SURVIVING REPRESENTATIONS AND WARRANTIES BY GRANTOR TO GRANTEE IN THE PURCHASE AND SALE AGREEMENT BETWEEN THE PARTIES (THE “SALE AGREEMENT”) AND PURSUANT TO THE REQUIREMENTS OF WHICH THIS DEED IS DELIVERED TO GRANTEE (TO THE EXTENT OF SUCH SURVIVAL AND SUBJECT TO ANY OTHER APPLICABLE LIMITATIONS THEREON AS STATED THEREIN, THE “EXPRESS NON-TRANSFERABLE GRANTOR WARRANTIES”), AND ANY SURVIVING INDEMNITY AGREEMENT(S) BY GRANTOR IN FAVOR OF GRANTEE PROVIDED IN SUCH SALE AGREEMENT (TO THE EXTENT OF SUCH SURVIVAL AND SUBJECT TO ANY OTHER APPLICABLE LIMITATIONS THEREON AS STATED THEREIN, THE “EXPRESS NON-TRANSFERABLE GRANTOR INDEMNITIES”), GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY OF THE PROPERTY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT OR DESIRE TO CONDUCT THEREON OR THEREWITH, AND THE SUITABILITY OF THE PROPERTY FOR CONSTRUCTION OF IMPROVEMENTS OR THE AVAILABILITY OF UTILITIES TO THE PROPERTY, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, INCLUDING, WITHOUT

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

LIMITATION, BUILDING, FIRE AND SAFETY CODES, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE QUALITY, STATE OF REPAIR OR LACK OF REPAIR OR CONDITION OF THE PROPERTY, (H) THE QUALITY, ENFORCEABILITY, ASSIGNABILITY, VALUE, DESIRABILITY OF TERMS, AND/OR LEGAL INTERPRETATION OF ANY PART OF THE PROPERTY THAT IS COMPRISED OF INTANGIBLES, AND (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY OR THE AREA IN WHICH THEY ARE LOCATED. SUBJECT TO THE EXPRESS NON-TRANSFERABLE GRANTOR WARRANTIES AND EXPRESS NON-TRANSFERABLE GRANTOR INDEMNITIES, WITHOUT RELEASING OR LIMITING THE EXPRESS NON-TRANSFERABLE GRANTOR WARRANTIES, GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT, INVESTIGATE AND TEST THE PROPERTY PRIOR TO THE DATE HEREOF, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED BY GRANTOR. WITHOUT RELEASING OR LIMITING THE EXPRESS NON-TRANSFERABLE GRANTOR WARRANTIES, GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED BY GRANTOR WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. WITHOUT RELEASING OR LIMITING THE EXPRESS NON-TRANSFERABLE GRANTOR WARRANTIES, THE SALE OF THE PROPERTY IS MADE ON AN “AS IS” CONDITION AND BASIS “WITH ALL FAULTS.” IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY GRANTOR AND PURCHASED BY GRANTEE SUBJECT TO THE FOREGOING. It is expressly understood and stipulated that the Express Non-Transferrable Grantor Warranties and Express Non-Transferable Grantor Indemnities do not run with title to the Property and are not transferable by Grantee (but Grantee’s transfer of title to the Property shall not affect Grantee’s own rights under such Express Non-Transferable Grantor Warranties and the Express Non-Transferable Grantor Indemnities). Further, Grantor stipulates that there are no provisions of the Purchase Agreement that run with or bind title to the Property and, therefore, the reference herein to the Sale Agreement shall not be considered or deemed to put any third party on notice of the terms contained in the Sale Agreement nor shall any such party have any duty or obligation to review or inquire into the contents (nor shall they be on constructive notice) thereof.

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging, unto the said Grantee, its successors and assigns forever; and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND, all and singular, the Property unto the said Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject, however, to the Permitted Encumbrances. Grantee assumes the obligation to pay ad valorem taxes on the Property for the current year and thereafter.

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXECUTED on this the                    day of         , 2023.

ORION MARINE CONSTRUCTION, INC.

By:	[exhibit only do not sign]

Name:

Title:

ACCEPTED AND AGREED BY GRANTEE

this              day of           , 2023:

PELICAN MARINE SERVICES, LLC

By:	[exhibit only – do not sign]

Name:

Title:

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

THE STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on the                day of                 2023, by                                   , the                                of ORION MARINE CONSTRUCTION, INC., a Florida corporation, on behalf of said corporation.

[SEAL]
Notary Public in the
State of Texas

Name:
(typed, printed or stamped)
My Commission Expires:

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT A

Description of the Property

[ADD FROM PURCHASER’S APPROVED SURVEY]

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT B

TO SPECIAL WARRANTY DEED

Permitted Encumbrances

[ADD PER TERMS OF PSA]

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT C

Form of Bill of Sale and Assignment

BILL OF SALE AND ASSIGNMENT AND ASSUMPTION OF

INTANGIBLES

The parties to this Bill of Sale and Assignment and Assumption of Intangibles (the “Assignment”) are ORION MARINE CONSTRUCTION, INC., a Florida corporation (hereinafter referred to as “Assignor”), and PELICAN MARINE SERVICES, LLC, a Louisiana limited liability company (hereinafter referred to as “Assignee”).

RECITALS

Contemporaneously with the execution hereof, Assignor conveyed to Assignee by Special Warranty Deed (hereinafter referred to as the “Deed”) certain property located in Harris County, Texas, described in Exhibit Al attached hereto and made a part hereof for all purposes, together with the improvements located thereon (hereinafter collectively referred to as the “Property”).

Pursuant to that certain Purchase and Sale Agreement covering the Property, dated June         , 2023, executed by Assignor and Assignee (the “Sale Agreement”), Assignor agreed to convey to Assignee all Personalty listed on Exhibit B2 attached hereto and made a part hereof, all of Seller’s rights, titles and interests in and to the Intangibles (as defined in the Agreement and herein so called), and certain Intangibles as more particularly described on Exhibit C attached hereto and made a part hereof (the “Intangibles”), subject to the limitations hereof. On even date herewith, Assignee as Landlord and Assignor as Tenant have entered into an Industrial Triple Net Lease of the Property (the “Leaseback Agreement”) pursuant to the terms of the Sale Agreement.

AGREEMENT

For the consideration referenced in the Deed, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1 Note to Draft: Description to be taken from the Purchaser Survey.
2 Note to Draft: Exhibit B will read “None.”

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

Assignor by these presents does hereby BARGAIN, SELL, ASSIGN and CONVEY unto Assignee, its successors and assigns, all of Seller’s right, title and interest, if any. in and to the Intangibles (to the extent assignable).

TO HAVE AND TO HOLD the Intangibles (on the effective date of their assignment, above), together with all rights, privileges and appurtenances thereto, unto Assignee, its successors and assigns, forever.

EXCEPT FOR THE EXPRESS (LIMITED) WARRANTIES OF ASSIGNOR SET FORTH ABOVE, ASSIGNEE ACKNOWLEDGES AND AGREES THAT ASSIGNOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE INTANGIBLES, (B) THE INCOME TO BE DERIVED FROM THE INTANGIBLES, (C) THE SUITABILITY OF THE INTANGIBLES FOR ANY AND ALL ACTIVITIES AND USES WHICH ASSIGNEE MAY CONDUCT OR DESIRE TO CONDUCT THEREWITH, (D) THE COMPLIANCE OF OR BY THE INTANGIBLES OR THEIR OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, INCLUDING, WITHOUT LIMITATION, BUILDING, FIRE AND SAFETY CODES, (E) THE MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE INTANGIBLES, (F) THE QUALITY, ENFORCEABILITY, ASSIGNABILITY, VALUE, DESIRABILITY OF TERMS, AND/OR LEGAL INTERPRETATION OF THE INTANGIBLES, AND (H) ANY OTHER MATTER WITH RESPECT TO THE INTANGIBLES. ASSIGNEE FURTHER ACKNOWLEDGES AND AGREES THAT, HAVING BEEN GIVEN THE OPPORTUNITY TO INVESTIGATE THE INTANGIBLES PRIOR TO THE DATE HEREOF, ASSIGNEE IS RELYING SOLELY ON ITS OWN INVESTIGATION THEREOF AND NOT ON ANY INFORMATION PROVIDED BY ASSIGNOR. ASSIGNEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED BY ASSIGNOR WITH RESPECT TO THE

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

INTANGIBLES WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT ASSIGNOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. ASSIGNOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE INTANGIBLES, OR THE VALUE, VALIDITY, TRANSFERABILITY OR OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. THE SALE OF THE INTANGIBLES IS MADE ON AN “AS IS” CONDITION AND BASIS “WITH ALL FAULTS.” IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE INTANGIBLES ARE SOLD BY ASSIGNOR AND PURCHASED BY ASSIGNEE SUBJECT TO THE FOREGOING.

Assignee hereby accepts the above assignment of the Intangibles as of the delayed effective assignment date thereof as set forth above, and further as of that effective assignment date assumes the obligation for performance and observance of all terms, covenants, obligations and conditions of Assignor as property owner therein or thereunder.

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXECUTED this the                              day of                             , 2023.

ASSIGNOR:

ORION MARINE CONSTRUCTION, INC.

By:	[exhibit only – do not sign]
Name:
Title:

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on the                     day of                         , 2023, by                                          ,                      of                                            , on behalf of said                           .

[SEAL]
Notary Public in the
State of Texas

Name:
(typed, printed or stamped)
My Commission Expires:

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

ASSIGNEE:

PELICAN MARINE SERVICES, LLC

By:	[exhibit only – do not sign]
Name:
Title:

THE STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on the          day of                  , 2023, by                           ,              of                , on behalf of said                                .

[SEAL]
Notary Public in the
State of

Name:
(typed, printed or stamped)
My Commission Expires:

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT D

Form of FIRPTA Certificate

CERTIFICATION OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U. S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by ORION MARINE CONSTRUCTION, INC., a Florida corporation (the “Transferor”), the undersigned certifies the following on behalf of Transferor:

1.Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulation);

2.Transferor’s U. S. employer identification number is                                             ; and

3.Transferor’s office address is:

Transferor understands that this certification may be disclosed to the Internal Revenue Service by               (the “Transferee”) and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

ORION MARINE CONSTRUCTION, INC.

	By:	[exhibit only – do not sign]
Name:
Title:

Date: , 2023

D - 1

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT E

Form of Leaseback Agreement

INDUSTRIAL TRIPLE NET LEASE

THIS INDUSTRIAL TRIPLE NET LEASE (“Lease”) is made and entered into as of the                      day of                    , 2023 (the “Effective Date”), by and between PELICAN MARINE SERVICES, LLC, a Louisiana limited liability company, hereinafter referred to as “Landlord,” and ORION MARINE CONSTRUCTION, INC., a Florida corporation, hereinafter referred to as “Tenant”.

W I T N E S E T H:

1.	GRANT OF LEASEHOLD ESTATE.

(a)Landlord hereby leases to Tenant, and Tenant hereby leases and takes from Landlord, the following described premises situated within the State of Texas, County of Harris:

Approximately [    ] acres of land [the Leasehold Tract as determined pursuant to the Original PSA to which this Exhibit is attached], said land being more particularly described by metes and bounds on Exhibit “A-1” and depicted as such on the survey by dated , 20233, attached as ExhibitA“-2” (the “Survey”), each attached hereto and incorporated herein by reference (herein, the “Land”), previously part of the Entire Property (defined below) that has an address of 2705 South Highway 146, Baytown, Texas 77520;

together with (i) all the improvements (now or hereafter constructed) on the above Land, (ii) all of Seller’s right, title and interest, if any (as a quitclaim lease only) in and to the Accreted Land Areas (as defined in the Original PSA) but only to the extent such Accreted Land Areas are located to the west of the Land adjacent to the boat ramp, and (iii) the easements for Utility Line Extensions (and access thereto) as further provided and described/defined in Section 7(b) hereof (all of the foregoing items (i) — (iii) being herein collectively with the Land called the “Premises”), on the terms and conditions provided below. For reference, Landlord owns land adjacent to the Premises containing approximately [6.06] acres, and more particularly described on Exhibit “A-3”, which is attached hereto and incorporated herein by this reference (“Landlord’s Adjacent Tract”), which is not leased to Tenant hereunder. The Premises and Landlord’s Adjacent Tract are sometimes herein referred to collectively as the “Entire Property” and described by metes and bounds on Exhibit “A- 4.” “Original PSA” means the Purchase and Sale Agreement dated as of June____, 2023 between Landlord and Tenant.

2.     TERM; RENEWAL OPTIONS. The “Term” of this Lease means the Initial Term described in Section 2(a) hereof plus any extension of the term through the Renewal Option (if exercised).

(a)      Initial Term. The Term of this Lease shall be eighty-four (-84-) months and                     (__) days [insert the number of days between the Property purchase Closing Date and the end of the calendar month during which the Closing occurs], commencing on the Effective Date and ending                     , 2030 (separately, the “Initial Term”).

(b)     Renewal Option. Tenant shall have and is hereby granted the right and option (“Renewal Option”) to renew this Lease for one (1) additional period of thirty-six (36) months (the “Renewal Option Term”). The Renewal Option Term shall extend on and from                   , 2030, through                   , 2033. Tenant may exercise the Renewal Option by giving Landlord written notice of such exercise no later than six (6) months prior to the end of the Term of the Lease as scheduled before exercise of the Renewal Option. Time is of the essence in Tenant’s exercise of the Renewal Option. The Base Rental for the Renewal Option Term will be as provided below.

3 Note to Drafter: This reference is to the new Purchaser Survey.

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

3.	BASE RENTAL.

(a)       Base Rental for Initial Term. The basic monthly rental payable by Tenant to Landlord for the Term of this Lease (the “Base Rental”) shall be $[18,000.001 per month [insert the amount that is $4,500 multiplied by the gross acreage of the Premises as determined by the Purchaser Survey] (as of the Effective Date and subject to escalation under Section 3(b) below). Monthly Base Rental for any partial month of commencement shall be prorated per diem and paid on the Effective Date. Monthly Base Rental shall thereafter be due on or before the first day of each calendar month during the Term (subject to the terms of Section 3(b) hereof), with the Base Rental for any partial final month being pro-rated.

(b)      Rent Escalation. The Base Rental will automatically escalate as of each anniversary of the Effective Date during the Term, commencing             , 2024, (each “Adjustment Date”) to an amount equal to the product of (a) the Base Rental in effect immediately prior to the Adjustment Date in question multiplied by (b) a fraction, the numerator of which is the monthly CPI most recently published prior to such Adjustment Date and the denominator of which shall be the CPI published for the same month in the immediately preceding year, provided that in no event shall the Base Rent be decreased. “CPI” means the unadjusted Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. City Average, All Items, 1982 - 84 = 100, calculated and published by the United States Department of Labor, Bureau of Labor Statistics (provided, however, that (i) if such index is ever rebased, the new base shall be used with appropriate compensating adjustments to the calculation and (ii) if such index is ever discontinued, Landlord will select an alternative index as the “CPI” which reasonably approximates the initial index as it existed on the Effective Date). For the avoidance of doubt, this annual adjustment of the Base Rental shall continue through the Renewal Option Term, if exercised by Tenant. Tenant shall continue payment of the Base Rental until notified by Landlord of any increase in such Base Rental under this paragraph (each an “Adjustment Notice”). Notwithstanding the foregoing, Tenant shall not be obligated to commence paying any increase in such Base Rental calculated under this paragraph after an Adjustment Date until Landlord has provided an Adjustment Notice calculating the adjusted Base Rental under this paragraph for the then-current year of the Term and a calculation of any Base Rental Make-Up Payment (defined below) that will be due from Tenant, and following Tenant’s receipt of an Adjustment Notice for any Lease year (i) for each remaining month of the Lease year in question that is more than twenty (20) days after Tenant’s receipt of the Adjustment Notice, Tenant will pay the adjusted Base Rental as provided in this paragraph, and (ii) within thirty (30) days after receipt of the Adjustment Notice Tenant shall pay Landlord the shortfall in Base Rental payments for the then current Lease year for which it would have been required to pay for the already paid monthly Base Rental for the months of that Lease year that predate the date on which Tenant is required to start regularly monthly adjusted Base Rental payments after receipt of the Adjustment Notice (the “Base Rental Make-Up Payment”).

4.    PERMITTED USES. Tenant shall use and occupy the Premises during the Term solely for storage for dredge pipe and related dredging equipment and the loading onto and unloading of dredging pipe and related dredging equipment on and from barges.

5.    ACCESS ROAD. Tenant will initially have access to the Premises pursuant to that certain Closing Access Agreement between Landlord and Tenant dated as of the Effective Date (the “Closing Access Agreement”). Tenant shall, at Tenant’s expense, use its best efforts to complete permitting and construction of an access road from South Highway 146 that is entirely located on the Premises within three hundred sixty-five (365) days following the Effective Date. Upon completion of issuance of necessary driveway access/curb-cut permits for and construction of Tenant’s new direct access drive, the Closing Access Agreement will terminate in accordance with its terms. During any period that Landlord fails to comply with the Closing Access Agreement by materially depriving Tenant of driveway access to and from the Premises via the driveway access described in the Closing Access Agreement (“Loss of Access”), Tenant shall be relieved of its obligation for payment of rental under this Lease for the period of such Loss of Access. If Tenant believes that Tenant is suffering from a Loss of Access, Tenant shall provide written notice of such Loss of Access to Landlord within three (3) days of such Loss of Access commencing.

6.    TAXES. Taxes (as defined in this section) for 2023 shall be paid by Landlord. Each calendar year thereafter during the Term of this Lease, Tenant shall pay to Landlord, within thirty (30) days of Tenant’s receipt of Landlord’s invoice accompanied by complete copies of the taxing authorities’ bills for Taxes for the applicable tax parcel for that year that

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

includes the Premises, as additional rental hereunder, Tenant’s Share of all real estate taxes, general or special governmental assessments, property owners association dues or assessments, and similar assessments or charges of any other governmental or quasi-governmental authority assessed against Landlord for the larger tax parcel (initially comprising the Entire Property) that includes the Premises (collectively, “Taxes”). “Tenant’s Share” means the square footage in the Premises divided by the square footage in the larger tax parcel that contains the Premises. For the final year of the Term, Tenant will pay Landlord a prorated amount of Tenant’s Share of the estimated Taxes for such calendar year (based on the part of the year that this Lease was in effect) within thirty (30) days after Landlord’s invoicing thereof accompanied by the applicable tax bills (provided that if Taxes for the final year of the Term are not available on the termination date, Landlord may prorate such Taxes on the basis of Taxes assessed in the previous year). The following shall be the responsibility of Tenant: (i) any taxes assessed to inventory on the Premises, (ii) any taxes assessed on improvements on the Premises assessed separately from the land and (iii) any taxes assessed on Tenant’s operations or personal property. Notwithstanding the foregoing, Taxes exclude all taxes on improvements placed or owned by Landlord on its portion of the larger tax parcel that includes the Premises. Upon request and provided Tenant is not in default of its payment of Taxes to Landlord hereunder, Landlord will provide Tenant with evidence of payment of all Taxes (including any interest or penalties) on the larger tax parcel that includes the Premises.

7.    NET LEASE; JOINT UTILITY USAGE AGREEMENT FOR LANDLORD PROVIDED UTILITIES AND TENANT SUBMETER ARRANGEMENT.

(a)      In General. Tenant shall pay all costs and charges for operation of the Premises, including, but not limited to, all utility services to the Premises (subject to the terms below), and other than the Landlord Provided Utilities (as defined below) shall arrange for all utility connections in its own name and the making of any required utility deposits. It is the intention of the parties that this Lease is a net lease to the Landlord, such that the monthly Base Rental of Landlord is received free of any costs associated with operating the Premises other than (i) Landlord’s mortgage indebtedness, if any, and (ii) Landlord’s general office and operating overhead (and all costs incurred by Landlord to use, operate, own or repair/maintain Landlord’s Adjacent Tract shall be Landlord’s except if and to the extent expressly allocated to Tenant herein). It is expressly agreed, however, that this Section shall not be construed to grant Landlord any right to obtain or provide services to the Premises not specifically required by this Lease or requested by Tenant (and not arranged for directly by Tenant) and Landlord shall have no right hereunder to bill or collect from Tenant for any other services offered or arranged for by Landlord without Tenant’s express written request. Likewise, Tenant shall not be obligated by this Section or this Lease to reimburse Landlord for any costs or expenses Landlord elects but is not required by this Lease to incur with respect to the Premises, such as, but without limitation, any supplemental insurance obtained by Landlord, excepting costs and expenses Landlord elects to incur under any authorization in this Lease to cure a default or breach by Tenant under this Lease, or any costs for income, franchise, inheritance, rental or other taxes imposed on Landlord that are not ad valorem taxes or assessments on the Premises that are expressly classified as Taxes under Section 6 hereof. All obligations and responsibilities of each party under the terms of this Lease shall be carried out by the obligated party at its sole cost and expense, unless otherwise expressly provided in this Lease. Landlord will cooperate to maintain all existing utility services and capacities allocated or provided to the Premises, and will not voluntarily or negligently cause the reduction or termination of any such rights, and will further provide reasonable cooperation to Tenant, at Tenant’s sole expense, to obtain additional utility services or capacities to the Premises for Tenant’s operations.

(b)      Landlord Provided (Joint) Utilities Provided by Landlord. Subject to Tenant installing at its sole expense submeters and any necessary Tenant-sole-use electricity line(s) and/or water line extension(s) (the “Submeters”, and “Utility Line Extensions, respectively) from a point of connection to the existing electricity and water line facilities on Landlord’s Adjacent Tract (reasonably approved by Landlord), all of which shall be installed and maintained throughout the Term by Tenant at its sole expense (with which installation Landlord agrees to reasonably cooperate upon Tenant’s request), Landlord will retain all water and electrical service to the Entire Property in Landlord’s name and maintain the rights to such connection and services in no less than their current capacities and provide Tenant the right and ability during the Term to use such water and electricity services as are needed for Tenant’s use and operation of the Premises consistent with Tenant’s use prior to the Effective Date (the “Landlord Provided Utilities”). Landlord is not, however, responsible for any interruption of Landlord Provided Utilities resulting from an interruption of utility services outside the boundaries of Landlord’s Adjacent Tract nor is Tenant entitled to any abatement of Base Rentals due to an interruption of Landlord

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

Provided Utilities from any cause. Landlord shall invoice Tenant for the utility usage of Tenant as measured by the Submeters monthly during the Term (and for the final month of usage after the Term is expired) with Tenant being obligated to reimburse Landlord for Tenant’s Submetered share thereof within thirty (30) days after receipt of Landlord’s monthly invoice therefor accompanied by (i) a copy of Landlord’s water and electricity bill for the Entire Property for the month in question, and (ii) the amount and date of Landlord’s reading of Tenant’s Submeters. Tenant shall responsible during the Term hereof to maintain and repair the Submeters for the Premises installed by Tenant, which shall be located on/within the Premises, and the Utility Line Extensions. Landlord grants Tenant (and its employees, agents, contractors, and consultants) a right and easement on Landlord’s Adjacent Tract in the approved areas for Utility Line Extension installations by Tenant hereunder for installation, repair, inspection, use, operation, replacement or management of the Utility Line Extensions (the “Utility Line Easement(s)”), which Tenant shall not install, repair or replace (except in case of emergency) without prior written notice to Landlord at least ten (10) days prior to the proposed operations by Tenant in or about such easement areas (including adjacent workspace as reasonably necessary) stating the proposed time, place and purpose of such entry. Tenant’s obligation to repair and replace the Utility Line Extensions during the Term shall not include any damage or injury thereto caused by Landlord or its tenant’s occupants of the Landlord’s Adjacent Tract from time to time, or their respective employees’, agents’, contractors, consultant’s or representatives’ negligence or willful misconduct, all of which necessary repair sand replacements from such causes to be performed by Landlord. Tenant will timely pay for all work done (or authorized) by it on Landlord’s Adjacent Tract and, although having no right or power hereunder to create any liens on Landlord’s Adjacent Tract in favor of any mechanic’s, materialmen or artisans/manufactures, will hold harmless Landlord promptly upon Landlord’s demand for any liens asserted against Landlord’s Adjacent Tract (or the Entire Property) as a result thereof. From time to time at Tenant’s written request and sole expense, Landlord will cooperate with granting Tenant an easement for and allowing Tenant to directly connect its water and electricity supply across Landlord’s Adjacent Tract to the public or utility owned water and electricity lines in the public street adjacent to the Entire Property so that Tenant can obtain its own direct water and/or electricity service in its own name (all such utilities so installed by Tenant within Landlord’s Adjacent Tract to be treated as Utility Line Extensions for all purposes hereof, provided that such easement does not interfere with Landlord’s use of the Adjacent Tract. While Landlord and Tenant are jointly serviced by the meter(s) therefor billed in Landlord’s name, Landlord agrees to timely pay its electrify and water bills for the Entire Property and maintain and repair in good working order all private water and utility line facilities of Landlord on Landlord’s Adjacent Tract that jointly serve the Entire Property.

8.INSURANCE PREMIUMS. Tenant shall pay all insurance premiums for the insurance policies and coverages required to be maintained by Tenant pursuant to Section 19 hereof. If Tenant should fail to obtain or maintain such coverages at any time during the Term, Landlord may, but shall not be obligated to, after ten (10) days’ advance written notice to Tenant of its intention to do so, obtain such insurance policies and coverages at Tenant’s expense, and charge to Tenant the bona fide cost thereof incurred by Landlord in good faith with an unrelated third party insurer as additional rental under this Lease, due on demand (but upon Tenant’s subsequent compliance with insurance obligations, Landlord will cancel such Landlord-obtained policy and refund to Tenant any unearned premium actually received by Landlord upon such termination).

9.NO SECURITY DEPOSIT. No security deposit shall be required in connection with this Lease.

10.PAYMENT OF RENT. All sums payable by Tenant to Landlord pursuant to this Lease are deemed “rental,” whether or not specifically denominated as rent in any other provision of this Lease. Monthly Base Rental due hereunder shall be paid to Landlord at its address for payment designated from time to time, monthly in advance as the same shall become due, without demand, offset or deduction. All delinquent rents and payments owing by Tenant to Landlord hereunder shall bear interest from the tenth (10th) day after the due date, until paid, at the rate equal to the lesser of (i) 12% per annum or (ii) the maximum rate allowed by applicable law.

11.HOLDOVER. Any holding over in possession of all or part of the Premises by Tenant after the natural expiration or early termination of this Lease shall thereafter constitute this Lease a tenancy from month-to-month, under the terms and provisions of this Lease (other than those describing the Initial Term), at a monthly Base Rental of 250% of the monthly Base Rental in effect for the month preceding such holdover (ignoring any rent abatement provisions, if any, applicable thereto), as then adjusted by the terms of this Lease or any amendment hereto. Tenant shall also pay all additional

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

rental called for under this Lease during such holdover period. Any holdover by Tenant without Landlord’s written consent constitutes an Event of Default under this Lease entitling Landlord to the immediate exercise of it remedies under Section 20.

12.TENANT MAINTENANCE AND REPAIR. Other than damages or injury caused by any Landlord Parties to the Landlord Provided Utilities infrastructure, Tenant shall, at its expense, at all times maintain and repair the Premises and all equipment and improvements and fixtures (if any) thereon, including as necessary to repair normal wear and tear and erosion and subsidence (the “Required Condition”). It is acknowledged that the Premises are presently unimproved except for roadways, parking surfaces, utility lines, and a boat ramp. Tenant shall take good care of the Premises and its fixtures and suffer no waste. Tenant shall be responsible for maintenance and repair of all equipment and machinery, if any, that is from time to time made part of the Premises.

13.ALTERATIONS AND IMPROVEMENTS BY TENANT. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion. To the extent Tenant obtains Landlord’s prior written consent, all alterations, additions, improvements which are made or installed upon the Premises shall become the property of Landlord upon this Lease’s termination without payment to Tenant, unless Landlord directs their removal in which event Tenant shall remove the same and restore the Premises to their original condition at Tenant’s expense.

14.SURRENDER; CONDITION OF PREMISES. At the expiration or earlier termination of this Lease, Tenant shall deliver the Premises to Landlord in the Required Condition, with the interior of any buildings on the Premises also in broom clean condition and the surface of the Premises free of any trash, debris or Tenant personal property. Any damage to the Premises caused by the installation or removal of equipment and trade fixtures by Tenant, shall be repaired at Tenant’s expense prior to the expiration of the Term.

15.EQUIPMENT OPERATION. Tenant shall be responsible and liable for the safe and proper operation of any and all equipment from time to time located within or comprising a part of the Premises.

16.COMPLIANCE WITH LAWS.

(a)During the Term, Tenant shall comply with all orders, ordinances, regulations and laws of the municipal corporation and other governmental authorities applicable to the Premises and adjacent waterways (the “Waterways”) and/or Tenant’s use of the Premises and Waterways (“Applicable Laws”).

(b)Without limiting Section 16(a), Tenant’s use, generation or storage of any Hazardous Material (as defined below) on or at the Premises, and in the Waterways, and shall comply with all Environmental Laws as defined below. Tenant shall not spill or release, or allow those occupying the Premises, or the Waterways by, through or under Tenant to spill or release, any Hazardous Materials on, into or from the Premises or the Waterways during the Term. “Hazardous Materials” shall mean any waste, substance or material determined to be hazardous, toxic, a pollutant or contaminate, under any federal, state or local statute, law, ordinance, rule, regulation or judicial or administrative order or decision, now in effect, including, without limitation, petroleum and petroleum products, flammable explosives, radioactive materials, asbestos or any material containing asbestos, polychlorinated biphenyls and/or hazardous, toxic or dangerous wastes, substances or materials defined as such, or as a hazardous substance or any similar term, by, in or for the purposes of any Environmental Laws. “Environmental Laws” mean (i) the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986 (codified in scattered sections of 26 U.S.C., 33 U.S.C., 42 U.S.C. and 42 U.S.C. §9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.); (iii) the Toxic Substance Control Act (15 U.S.C. § 2601 et seq.); (iv) the Hazardous Materials Transportation Act (49 U.S.C. § 1802); (v) the Hazardous Substances Transportation Act (49 U.S.C. §1801 et seq.); (vi) the Toxic Substances Control Act (15 U.S.C. §2601 et seq.); (vii) the Clean Water Act (33 U.S.C. §1251 et seq.); (viii) the Clean Air Act (42 U.S.C. §1857 et seq., §7401 et seq. and §7601 et seq.); (ix) the Safe Drinking Water Act (21 U.S.C. §349, 42 U.S.C. §201 and §300f et seq.); (x) the National Environmental Policy Act (42 U.S.C. §4321, §§4331 to 4335, §4341 et seq. and §8473); (xi) the Superfund Amendments and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); (xii) Title III of the Superfund Amendment and

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

Reauthorization Act; (xiii) the Uranium Mill Tailings Radiation Control Act (42 U.S.C. §7901 et seq.); (xiv) the Occupational Safety and Health Act of 1970 (29 U.S.C. §651 et seq.); (xv) the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. §136 et seq.); (xvi) the Noise Control Act (42 U.S.C. §4901 et seq.); (xvii) the Emergency Planning and Community Right-to-Know Act (42 U.S.C. §11001 et seq. and §11041 et seq.); (xviii) Regulations of Environmental Protection Agency, 33 C.F.R. and 40 C.F.R., and (xix) any similar applicable federal state or local law, rule or regulation orders which regulate the release of hazardous substances or other materials to the environment, or impose requirements relating to environmental protection or public or employee health and safety. If the presence of any Hazardous Material caused or permitted by Tenant or any other Tenant Party results in any contamination of the Premises or Landlord’s Adjacent Tract, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Premises and Landlord’s Adjacent Tract to a condition that complies with all Environmental Laws but based upon the risk-based standards permitted by the Texas Commission on Environmental Quality (or successor agency); provided that Landlord’s reasonable approval of such actions shall first be obtained.

(c)Tenant shall, at all times, comply with all Landlord-imposed and other applicable security laws, rules, and regulations, including, without limitation: (i) all access requirements; (ii) all applicable security requirements, including without limitation, the Maritime Transportation Security Act of 2002 (Pub. L. No. 107-295, 116 Stat. 2064), the SAFE Port Act of 2006 (Pub. L. No. 109-317, 120 Stat. 1884), and the regulations promulgated thereunder; (iii) the federal Transportation Worker Identification Credential (“TWIC”) program, as applicable; and (iv) Landlord’s Facility Security Plan, if required.

17.INDEMNITY.

(a)TENANT HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS LANDLORD, CANAL BARGE COMPANY, INC. AND THEIR RESPECTIVE MEMBERS, SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES AND CONTRACTORS (EACH A “LANDLORD PARTY,” AND COLLECTIVELY, THE “LANDLORD PARTIES”) FROM AND AGAINST ANY AND ALL LOSS, DAMAGES, JUDGMENTS, LIABILITIES, PENALTIES, FINES, DEBTS, ACTIONS, SUITS, PROCEEDINGS, CAUSES OF ACTION, COSTS, FEES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, COSTS OF COURT, DEFENSE COSTS AND REASONABLE ATTORNEYS’ FEES) (COLLECTIVELY, “CLAIMS AND LOSSES”) SUFFERED OR INCURRED BY ANY SUCH LANDLORD PARTIES OR ASSERTED OR CLAIMED AGAINST LANDLORD OR ANY SUCH LANDLORD PARTIES, TO THE EXTENT ARISING OUT OF OR IN CONNECTION WITH THE USE, OCCUPANCY, OPERATION OR IMPROVEMENT OF THE PREMISES BY TENANT OR ANY OF TENANT’S CONTRACTORS, SUBTENANTS, INVITEES, OR THEIR RESPECTIVE EMPLOYEES OR AGENTS (“TENANT PARTIES”), INCLUDING, WITHOUT LIMITATION, CLAIMS OF PERSONAL INJURY AND PROPERTY DAMAGE. NOTWITHSTANDING ANYTHING TO THE CONTRARY OR APPARENT CONTRARY ELSEWHERE HEREIN, TENANT’S INDEMNITY IN THIS SECTION, AS TO EVENTS OR OCCURRENCES PRIOR TO THE LATER OF TERMINATION OF THIS LEASE OR TENANT’S VACATING OF THE PREMISES, SHALL SURVIVE EXPIRATION OR TERMINATION OF THIS LEASE FOR ANY REASON.

(b)WITHOUT LIMITING SECTION 17(A) ABOVE, IF TENANT BREACHES THE OBLIGATIONS SET FORTH IN SECTION 16(B), THEN TENANT SHALL BE LIABLE TO LANDLORD FOR ANY CONTAMINATION OR LEGAL VIOLATION ARISING THEREFROM AND INDEMNIFY, DEFEND AND HOLD HARMLESS THE LANDLORD PARTIES FROM AND AGAINST ANY AND ALL CLAIMS AND LOSSES WHICH ARISE DURING OR AFTER THE TERM OF THIS LEASE AS A RESULT THEREOF. THIS INDEMNIFICATION OF LANDLORD PARTIES BY TENANT INCLUDES, WITHOUT LIMITATION, COSTS INCURRED IN CONNECTION WITH ANY INVESTIGATION OF SITE CONDITIONS OR ANY CLEANUP, REMEDIAL, REMOVAL OR RESTORATION WORK REQUIRED BY ANY FEDERAL, STATE, OR LOCAL GOVERNMENTAL AGENCY OR POLITICAL SUBDIVISION BECAUSE OF HAZARDOUS MATERIAL PRESENT IN, ON OR UNDER THE PREMISES TO THE DEGREE REQUIRED BY THE RISK-BASED STANDARDS OF THE TCEQ FOR NON-RESIDENTIAL USE PROPERTY.

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

(c)This Section 17  shall survive the expiration or termination of this Lease for the maximum period allowed by applicable law.

18.ASSIGNMENT OR SUBLET. Other than Permitted Transfers as defined below, Tenant shall not assign this Lease or sublet the Premises or any part thereof (a “Transfer”) without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion. For the avoidance of doubt, failure by Landlord to timely give notice of disapproval of the requested Transfer will not be deemed Landlord’s approval thereof. Tenant may make the following Transfers (“Permitted Transfers”) without any prior written consent of Landlord: (i) assignment or subletting to any “Affiliate” of Tenant, being defined herein as any legal entity that directly or indirectly controls, is controlled by or is under common control with Tenant, (ii) any merger, consolidation, reorganization, change of control or ownership or other business or management change of Tenant, and (iii) any assignment or subletting to the purchaser of all or substantially all of the assets of Tenant. Tenant will give Landlord prompt written notice of the occurrence of any Permitted Transfer upon its completion. The Transferring Tenant in any permitted assignment or subletting of the Premises shall not be released from liability by reason of any Transfer, except if Landlord expressly grants a release of liability in writing. Any attempted or purported assignment or subletting by Tenant that is not either a Permitted Transfer or for which Landlord’s written consent has not been granted shall be void.

19.INSURANCE; CASUALTY DAMAGE.

(a)Property Insurance on the Premises. If, during the Term, Tenant ever has personal property/equipment, inventory, or Tenant-installed improvements or fixtures (or trade fixtures) installed or located on the Premises during the Term (collectively, “Tenant Property”), Tenant shall insure such Tenant Property at Tenant’s replacement cost. Tenant bears all risk of loss to the Tenant Property, regardless of cause. Tenant waives any and all rights of recovery, claim, action or cause of action, against the Landlord Parties, for any loss, cost, damage or expense that may occur to the any Tenant Property located on the Premises, or any Tenant improvements, alterations or additions thereto, or any improvements thereto, by reason of fire, the elements, or any other cause which is insured against, or could have been insured against under a causes of loss-special form policy (or equivalent manuscript so-called “all-risk” or similar policy) of fire and property loss insurance, in the full replacement value of such property, with replacement cost coverage endorsement, REGARDLESS OF CAUSE OR ORIGIN, INCLUDING NEGLIGENCE OF LANDLORD OR ANY OTHER LANDLORD PARTIES (BUT EXCLUDING THEIR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), and Tenant covenants that no insurer of any such loss shall hold any right of subrogation against Landlord or any other Landlord Parties.

(b)Additional Tenant Coverage. Tenant shall also obtain and maintain in full force and effect throughout the Term, at Tenant’s sole expense, insurance coverage as indicated below. Alternative policies or combinations of policies meeting coverage specifications may be used subject to prior approval by Landlord. Tenant may maintain reasonable deductibles or self-insured retention amounts and shall inform Landlord of such amounts. Coverage should be written by companies authorized to do business in the State of Texas and rated “A-, VII” or better by A.M. Best Company or be placed with Lloyds Underwriters or another financially sound insurance carrier reasonably acceptable to Landlord. Any “claims made” policy shall provide a two-year extended reporting period.

(i)Commercial General Liability (CGL). Minimum Limits: $1,000,000 per occurrence with a $2,000,000 General Aggregate inclusive of any “wet” marine general liability extensions for the purpose of this Lease; Sudden and Accidental Pollution Liability, Action Over Indemnity, deletion of any Watercraft Exclusion.

(ii)Protection and Indemnity. Minimum Limits: $1,000,000 per occurrence inclusive of Jones Act Crew Liability, Removal of Wreck, Collision/Tower’s Liability unless otherwise covered in the Hull & Machinery.

(iii)Vessel Pollution Liability. Minimum Limits: Subject to Statutory Limits but, in any event, no less than $1,000,000 for OPA90 and CERCLA.

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

(iv)Umbrella Liability. Minimum Limits: $20,000,000 Excess of and following form on coverages (i., ii & iii above and vii, viii, & ix below)

(v)USL&H (Longshoreman). Minimum Limits: Statutory

(vi)Workers’ Compensation. Minimum Limits: Statutory

(vii)Employers’ Liability. Minimum Limits: $1,000,000 each employee / 1,000,000 each employee - Disease /$1,000,000 - each employee - Policy Limit

(viii)Maritime Employers Liability. Minimum Limits: $1,000,000 any one accident or occurrence

(ix)Auto Liability. Minimum Limits: $1,000,000 CSL

(c)Landlord Coverage. Throughout the Term, Landlord shall maintain the same liability coverages as Tenant is required to maintain under Section 19(b).

(d)Proof of Insurance. Prior to the Effective Date, each party shall provide proof of its required insurance coverage to the other Party at its address for notices set forth in Section 44 for approval. Each party must provide subsequent proof of insurance or renewal documentation to the other party prior to the expiration date of the providing party’s then-current insurance policy.

(e)Policy Requirements.

(i)All policies required under Section 19(b), except for workers’ compensation, shall designate the following as an “Additional Insured” either by an “Automatic/Blanket Additional Insured As Required by Written Contract” or a specific endorsement:

“Pelican Marine Services, LLC, Canal Barge Company, Inc. and their respective officers, employees, agents, and legal representatives”

(ii)All policies required under Section 19(c), except for workers’ compensation, shall designate the following as an “Additional Insured” either by an “Automatic/Blanket Additional Insured as Required by Written Contract” or a specific endorsement:

“Orion Marine Construction, Inc. and its officers, employees, agents, and legal representatives

(iii)All Tenant liability insurance policies must contain an endorsement to the effect that the issuer waives any claim or right in the nature of subrogation to recover against the Landlord Parties as required by written contract (which this Lease contract hereby does affirmatively require). All Landlord liability insurance policies must contain an endorsement to the effect that the issuer waives any claim or right in the nature of subrogation to recover against the Tenant Parties as required by written contract (which this Lease contract hereby does affirmatively require).

(iv)Tenant’s liability insurance coverage shall be primary insurance in respect to the Landlord Parties with respect to liabilities assumed by Tenant under this Lease. Any insurance maintained by the Landlord Parties shall be excess and not contribute with respect to such liabilities.

(v)Landlord’s liability insurance coverage shall be primary insurance in respect to the Tenant Parties with respect to liabilities assumed by Landlord under this Lease. Any insurance maintained by the Tenant

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

Parties shall be excess and not contribute with respect to such liabilities.

(f)Landlord Remedies with Respect to Insurance Requirements. If Tenant fails to maintain the insurance or fails to secure and maintain the endorsements required under this Section 19, Landlord may obtain such insurance on Tenant’s behalf, and Tenant shall pay the premiums therefore; however, Landlord’s procurement of such insurance merely is an alternative to other remedies Landlord may have and is not Landlord’s exclusive remedy for Tenant’s failure to maintain said insurance or secure such endorsement.

(g)No Limitation. Nothing contained in this Section shall be construed as limiting or defining the obligations of Tenant or Landlord as set forth elsewhere in this Lease.

20.TENANT DEFAULT.

(a)Events of Default. Each of the following occurrences, or acts or omissions of Tenant, its employees, agents, partners, contractors, invitees or licensees (or any sublessee or party in possession, whether or not such party has been put in possession in violation of this Lease or not), shall constitute an Event of Default by Tenant under this Lease (herein called an “Event of Default”):

(i)Failure or refusal by Tenant to make the timely and punctual payment of any rent or other sums payable under this Lease when and as the same shall become due and payable, which is not cured within five (5) business days past the date of Tenant’s receipt of written notice from Landlord that the amount is past-due; provided, however, that if there have been three (3) or more defaults with respect to the payment of Base Rentals payable under this Lease, Landlord shall not have the obligation to provide Tenant written notice that the amount is past-due and Tenant shall have no cure right; or

(ii)Tenant breaches Section 18 of this Lease; or

(iii)Tenant holds over beyond any permitted holdover period approved in writing by Landlord following the expiration or early termination of this Lease; or

(iv)Tenant fails to perform or comply with any of the agreements, terms, covenants or conditions provided in this Lease, other than those referred to in subparagraphs (i), (ii) or (iii) above, for a period of thirty (30) days after notice from Landlord to Tenant specifying the items in default; provided, however, that if the cure of such default cannot reasonably be cured by Tenant within such thirty (30)-day period in the exercise of all reasonable diligence by Tenant, then Tenant shall not have committed an Event of Default hereunder if Tenant shall have commenced the cure of such failure to perform or comply with this Lease within such thirty (30) day period after Landlord’s notice of default, continues thereafter with all reasonable diligence to cure the same until the cure is completed, and the cure is completed within ninety (90) days after Landlord’s notice of default; or

(v)The filing or execution or occurrence of a’ petition in bankruptcy or other insolvency proceeding by or against Tenant; or petition or answer seeking relief under any provision of the U.S. Bankruptcy Code; or an assignment of all or a portion of Tenant’s assets for the benefit of creditors or in composition; or a petition or other proceeding by or against Tenant for the appointment of a trustee, receiver or liquidator of Tenant or any of Tenant’s property; or a proceeding by any governmental authority for the dissolution or liquidation of Tenant, but if the action is not filed by Tenant, then only if such action is not dismissed by Tenant within ninety (90) days after its filing.

(b)General Remedies. This Lease is subject to the limitation that if and whenever any Event of Default shall occur, Landlord may, at its option and without any prior verbal or written notice to Tenant, in addition to all other rights and remedies of Landlord hereunder or by law or equity, continue this Lease in full force and effect and/or do any one or more of the following:

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

(i)Terminate this Lease by express written notice of such election by Landlord to Tenant, in which event Tenant shall immediately surrender possession of the Premises to Landlord, in which event Tenant shall pay to Landlord upon demand the sum of (1) all Base Rentals and other amounts accrued to the date of termination, (2) all amounts due under Section 20(c), and (3) damages in an amount equal to (A) the total Base Rentals that Tenant would have been required to pay for the remainder of the Term discounted to present value at a discount rate reasonably designated by Landlord minus (B) the then present fair rental value of the Premises for such period; and/or

(ii)Enter upon and take possession of the Premises and expel or remove Tenant and any other occupant therefrom, with or without having terminated the Lease, in which event Tenant shall pay to Landlord upon demand (1) all Base Rentals and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 20(c), and (3) all Base Rentals and other sums required to be paid by Tenant during the remainder of the Term, reduced by any net sums thereafter received by Landlord through reletting the Premises during said period (reentry by Landlord in the Premises will not affect the obligations of Tenant for the unexpired Term, and Landlord may bring action against Tenant to collect amounts due by Tenant on one or more occasions, without the necessity of Landlord’s waiting until the Lease’s termination).

(c)Recovery of Costs and Expenses. Upon any Event of Default, Tenant shall also pay to Landlord all costs and expenses incurred by Landlord, including court costs and reasonable attorneys’ fees, in (i) retaking or otherwise obtaining possession of the Leased Premises; (ii) removing and storing Tenant’s or any other occupant’s property; (iii) repairing, restoring, altering or otherwise removing Tenant’s Improvements, and returning the Leased Premises to its condition required of Tenant under this Lease; (iv) reletting all or any part of the Premises (except such costs shall be amortized over the term of any replacement lease entered into by Landlord); (v) paying or performing the underlying obligation that Tenant failed to pay or perform; and (vi) enforcing any of Landlord’s rights, remedies, or recourses arising as a consequence of the Event of Default.

(d)Reletting. Upon termination of this Lease or upon termination of Tenant’s right to possession of the Premises, Landlord shall use commercially reasonable efforts to relet the Premises. If Landlord does relet, Tenant shall not be entitled to receive any rent obtained by reletting that is in excess of the Base Rental amount.

(e)No Acceptance of Surrender or Release by Exercise of Landlord Remedies. Exercise by Landlord of any one or more remedies granted under Section 20(b) or otherwise available shall not be deemed to be an acceptance by Landlord of surrender of the Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No repossession of the Premises by Landlord and no termination of this Lease by Landlord shall result in release of Tenant for liability for rent for the balance of the stated Term of this Lease, or for any liability for anticipatory breach damages for any termination resulting from an Event of Default, and Tenant agrees to remain fully liable for all such rents, damages and losses of Landlord. Landlord shall use commercially reasonable efforts to mitigate its damages from Tenant defaults (and Events of Default) by attempting to relet the Premises for Tenant’s benefit. If this Lease has not been terminated, any net proceeds of reletting by Landlord, net of costs of reletting, will be credited to Tenant before determination of its monthly deficiency obligation for rent. If Landlord repossesses without terminating this Lease, Landlord reserves the right at any time thereafter to elect to terminate this Lease.

(f)Tenant Property. If Tenant fails to promptly meet Landlord conditions of removal of such property and fails to remove the same, Landlord may move Tenant’s property at Tenant’s expense, and store the same at Tenant’s expense, and any reclamation thereof by Tenant shall additionally be subject to Tenant’s payment of all such moving and storage costs.

21.ATTORNEY FEES; COURT COSTS. If either party shall file suit against the other in connection with this Lease or any matter pertaining to the Premises, the losing party in such action shall pay any court costs and a reasonable amount of attorneys’ fees and costs of litigation (including expert fees etc.) incurred by the prevailing party in connection therewith, including reasonable legal demands by the party leading up or that are a condition to suit.

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

22.TENANT ACTS. Landlord and the Landlord Parties shall not be liable to Tenant or the Tenant Parties for any injury to any such persons or for any damage to personal property caused by any act, omission, or neglect of Tenant or Tenant Parties or of any other subtenant of the Premises (whether in violation of this Lease or otherwise).

23.LANDLORD COVENANTS.

(a)Landlord will not, without Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, do any of the following: change the zoning or legal status of the Premises in a manner materially adverse to Tenant (including, without limitation, subjecting the Premises to the jurisdiction of any taxing authority) or waive or relinquish (or purport to waive or relinquish) any rights or interests leased to Tenant as part of the Premises hereunder.

(b)At Landlord’s expense, Landlord will use its best efforts to move its fleeted barges as necessary to accommodate Tenant’s use of the boat ramp on the premises to load and offload dredge pipe so long as Tenant provides Landlord with at least 24 advance notice of any loading or unloading of dredge pipe sections up to 200 feet in length and at least 48 hours’ advance notice of any loading or unloading involving longer dredge pipe sections. Any such notice shall designate the estimated commencement time for the planned loading or unloading. Tenant shall use its best efforts to complete any such loading and unloading within 72 hours of the time Tenant designates for commencement of the loading or unloading in its notice to Landlord.

24.NO WAIVER. Except as otherwise expressly stated to the contrary elsewhere herein, no waiver by Landlord or Tenant of any default or breach of any term, covenant, condition, agreement, provision, or stipulation herein contained shall constitute a waiver of any subsequent default or breach of the same or any other term, covenant, condition, agreement, provision or stipulation hereof.

25.FIRST RIGHT OF TENANT TO OBTAIN CONTRACT WITH LANDLORD FOR DREDGING OF ENTIRE PROPERTY OR RIPARIAN AREAS. Throughout the Term, Landlord agrees to give Tenant the opportunity to bid upon any dredging work that Landlord intends to perform on the Entire Tract or in the Waterways adjacent to the Entire Tract estimated by Landlord to cost Landlord more than $500,000 (each, a “Material Dredging Project”). The Landlord will provide Tenant with all relevant bid conditions and scope of work information and provide Tenant with the same time period as other bidders in which to submit Tenant’s bid to perform the Material Dredging Project. During the Term, Landlord agrees not to enter into any third party dredging contract for any Material Dredging Project if Tenant timely submits a Competitive Bid to perform such Material Dredging Project. A “Competitive Bid” is a bid by Tenant that matches or betters in all material respects the terms proposed by the third party dredge contractors who timely submit bids on the Material Dredging Project, including pricing within 2% of the lowest bidder, comparable schedule for performing the work and all other terms identified as material in the bid conditions. If, during the period ending on the third anniversary of the Effective Date, Tenant timely delivers a Competitive Bid, then Landlord agrees to award the Material Dredging Contract to Tenant (or its designated affiliate) and to allow Tenant or such affiliate to perform such Material Dredging Project for Landlord.

26.LANDLORD RIGHT TO TRIGGER REPURCHASE OPTION.

(a)“Permitting Failure” means Landlord’s failure, by the third anniversary of the Effective Date, to obtain all leases, permits, and licenses required to operate a barge fleet of at least forty-five (45) slots for 300’ x 54’ barges in the waters adjacent to the western side of the Entire Property, including any lease, permit or license required from the Port of Houston, all United States Corps of Engineers permits, and all leases, permits, and licenses required from the City of Baytown, Texas (provided, however, that, if Landlord subsequently obtains all such leases, permits, and licenses while still owning the Entire Property, such Permitting Failure shall be deemed cured). If a Permitting Failure occurs and is continuing, Landlord may at its option but (if at all) no later than twelve (12) months after the third anniversary of the Effective Date, notify Tenant of the Permitting Failure and require Tenant (at Tenant’s option) to either (i) to repurchase the Entire Property from Landlord on the terms stated below for the Repurchase Closing or (ii) not to repurchase the Entire

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

Property and after such election (or deemed election) to decline the repurchase right, if directed by Landlord, to terminate this Lease in the manner hereinbelow provided in connection with any sale of the Entire Property thereafter consummated by Landlord (“Landlord’s Option Notice”). Failure by Landlord to timely give the Landlord’s Option Notice is a permanent waiver of its rights under this Section. Tenant shall elect between options (i) and (ii) hereof by written notice delivered to Landlord within thirty (30) days after receipt of Landlord’s Option Notice, and will be deemed to have elected option (ii) hereof if it does not give Landlord notice of Tenant’s election within that period. If Tenant elects or deems to elect option (ii), then Tenant shall have no further rights under this Section, and Landlord may sell the Entire Property at any time thereafter and, in connection with such sale, at Landlord’s option, terminate this Lease as provided below. A timely notice by Tenant electing option (i) is a “Repurchase Notice” and shall include an executed copy of the Repurchase Agreement (defined below), which Landlord agrees to promptly countersign and return to Tenant. If Tenant timely elects to repurchase the Entire Property from Landlord by giving the Repurchase Notice, then the sale and repurchase of the Entire Property (“Repurchase Closing”) will occur in accordance with the Repurchase Agreement attached as Exhibit B (the “Repurchase Agreement”).

(b)If, for any reason other than an Event of Default (as defined in the Repurchase Agreement) by Landlord, Landlord and Tenant fail to consummate the Repurchase Closing in accordance with the Repurchase Agreement and the Repurchase Agreement terminates, then Tenant shall have no further rights under this Section, and Landlord may sell the Entire Property at any time thereafter and, in connection with such sale, at Landlord’s option, terminate this Lease as provided below. If the Repurchase Closing does not occur due to an Event of Default by Landlord under the Repurchase Agreement, then (aside from remedies available to the parties under the Repurchase Agreement) neither party shall have any further rights under this Section and Landlord may sell the Entire Property at any time thereafter but may not require or cause early termination of this Lease.

(c)If Landlord is entitled to and elects to terminate this Lease upon a sale of the Entire Property to a party other than Tenant, then Landlord shall provide 90 days’ advance written notice of the termination’s effective date to Tenant.

(d)For the avoidance of doubt, if Landlord sells the Entire Property (i) without having the right to terminate this Lease under this Section or (ii) electing not to provide a termination notice to Tenant when permitted by the terms of this Section, then this Lease shall remain in full force and effect following such sale. Landlord may at any time sell the Entire Property without complying with this Section so long as this Lease is assumed by the purchaser.

27.ESTOPPEL CERTIFICATE. Upon request therefor, each Tenant and Landlord agrees to execute and deliver to the other, or any party designated by the other, within ten (10) business days, an Estoppel Certificate wherein the party receiving such request certifies as to the existence of certain existing facts with respect to this Lease and the Landlord’s and Tenant’s performance hereunder as reasonably requested by the requesting party. Exceptions to the requesting party’s performance must be detailed in writing and attached to and made a part of the requested Estoppel Certificate within the same ten (10) business-day time period.

28.MEMORANDUM OF LEASE AND UTILITY EASEMENT RIGHTS. On the Effective Date, the parties hereto shall and have mutually executed, delivered and recorded in the Real Property Records of Harris County, Texas, that certain Memorandum of Lease and Utility Easement Rights, in the form attached hereto as Exhibit “C”. Upon expiration or early termination of this Lease, Tenant shall promptly execute and return to Landlord any instrument reasonably requested by Landlord to cancel such Memorandum (and such obligation shall survive this Lease’s expiration or early termination).

29.TIME OF ESSENCE. Time is of the essence of this Lease except as specifically provided to the contrary in any other express provisions of this Lease.

30.SIGNS. Tenant shall not install any signs, placards, or other advertising or identifying marks upon the Premises without the prior written consent of Landlord. Tenant agrees to remove promptly and to the satisfaction of

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

Landlord (at Tenant’s sole cost and expense) upon the expiration or earlier termination of the Term any and all such signs, placards, or other advertising or identifying marks.

31.LANDLORD’S ACCESS RIGHT. Landlord and its employees, contractors, agents, and representatives shall have the right to enter the Premises upon 48 hours advance written notice to Tenant during normal business hours at Landlord’s sole risk (except entry due to Tenant default) (a) to inspect the Premises in a manner that is not materially disruptive to Tenant’s business operations on the Premises and in compliance with Tenant’s reasonable “safety and security regulations”, (b) during the last six (6) months of the Term only, to show the Premises to prospective tenants in compliance with Tenant’s reasonable safety and security regulations, and (c) if Tenant is not performing its Lease obligations after any required notice and opportunity to cure afforded by this Lease, to perform them at Landlord’s option and Tenant’s sole cost and expense. In an emergency situation (giving rise to imminent danger of loss of life, injury to persons or damage to Landlord property or operations on Landlord’s Adjacent Tract), Landlord and its employees, contractors, agents, and representatives may enter the Premises outside of normal business hours and use any means to open any door into or in the Premises without incurring any liability but shall notify Tenant of such access/entry as soon as reasonably practical under the circumstances.

32.LIENS. Tenant shall not grant, place, or suffer, or permit to be granted, placed, or suffered, against all or any part of the Premises or Tenant’s leasehold estate created hereby, any lien, security interest, pledge, conditional sale contract, claim, charge, or encumbrance (whether constitutional, contractual, or otherwise), and if any of the aforesaid does arise or is asserted, Tenant shall promptly upon demand by Landlord and at Tenant’s sole cost and expense, cause same to be released.

33.ENTIRE AGREEMENT; MERGER. This Lease embodies the entire contract between the parties hereto relative to the subject matter hereof, and all prior discussions, negotiations, agreements, representations, assurances and/or proposals, if any, prior to the Effective Date are hereby merged out of existence and rendered void and of no force or effect whatsoever. No variations, modifications, changes, or amendments herein or hereof shall be binding upon either party hereto unless in writing, executed by a duly authorized officer or a duly authorized agent of the particular party. All exhibits referred to in this Lease and attached hereto are incorporated herein for all purposes.

34.SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

35.SUCCESSORS AND ASSIGNS. Subject to the terms of Section 18, all covenants and obligations as contained within this Lease shall bind, extend, and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon Tenant, its permitted successors and permitted assigns. If Landlord ever sells the Entire Property without terminating this Lease, the selling Landlord shall be automatically released from any further obligations under this Lease to the extent such obligations are assumed by the purchaser in writing. For the avoidance of doubt, if the purchaser assumes in writing some but not all of the selling Landlord’s obligations under this Lease, the selling Landlord shall be automatically released only from those obligations assumed by the purchaser; provided, however, that Landlord shall not retain obligations to perform obligations of “Landlord” under this Lease that first arise and are due to be performed after the date of sale and Tenant may look to the purchaser of the Premises as successor Landlord under this Lease as to all such obligations first to be performed by Landlord after the sale date (all of which are conclusively deemed assumed by any purchaser of the Premises subject to this Lease regardless of any purported terms of sale between Landlord and its purchaser to the contrary). Landlord shall provide a copy of any assumption agreement to Tenant following the closing of the sales transaction.

36.BROKER CLAUSE. Tenant agrees that it has not been represented by or had any dealings with any real estate brokerage firm or broker in connection with this Lease and Tenant agrees to indemnify, defend and hold harmless Landlord from and against any claim with respect to a leasing commission or brokerage fee claimed by any other real estate brokerage firm or broker claiming to be due a commission or fee as a result of any act, promise, agreement or communication by Tenant.

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

37.GOVERNING LAW. This Lease and the rights and obligations of the parties hereto shall be governed by, and interpreted, construed, and enforced in accordance with, the laws of the State of Texas.

38.FORCE MAJEURE. Whenever a period of time is herein prescribed for the taking of any action by either party, the party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any act, omission, delay, or neglect of the other party or any of the other party’s employees or agents, or any other cause whatsoever beyond the control of the party required to perform. This section does not, however, apply to any obligation to pay money, to provide indemnification under Section 17 or to maintain insurance in effect as required by Section 19.

39.CONDEMNATION/EMINENT DOMAIN TAKING. If Landlord receives notice that any condemning authority holding powers of eminent domain has threatened in writing to take or condemn or has filed suit to take or condemn all or part of the Premises, then Landlord will give Tenant prompt written notice and a copy of any such notice or suit to condemn the same, and shall thereafter provide Tenant ongoing information at Tenant’s written request from time to time as to the nature and extent of the proposed taking to the extent such information is held by Landlord or its legal counsel. If the whole or substantially the whole of the Premises should be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, then this Lease shall terminate as of the date when physical possession of all or substantially all of the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Premises, but more than a de minimis portion, is thus taken by a condemning authority, then Tenant may terminate this Lease by giving written notice thereof to Landlord at any time no later than sixty (60) days after the later of the date on which condemnation authority has taken physical possession of the condemned portion of the Premises. In the event of termination by Tenant hereunder, this Lease shall terminate as of the date when physical possession of such portion of the Premises is taken by the condemning authority as if that date were the natural expiration of the Term. If upon any taking that does not result in termination of this Lease, then the monthly Base Rental payable thereunder shall be diminished by an equitable amount representing that part of the monthly Base Rental attributable to the economic use of the portion(s) of the Premises. Landlord is entitled to all condemnation proceeds with respect to the Premises and this Lease, other than any award for the value of Tenant’s trade fixtures.

40.QUIET ENJOYMENT. Upon payment by Tenant of the rents provided for in this Lease, and upon the observance and performance of all the covenants, terms and conditions on Tenant’s part to be observed and performed, Tenant shall, subject to the terms and provisions of this Lease, peaceably and quietly hold and enjoy the Premises for the Term hereby demised, excluding, however, any claims or disturbance arising out of any matters against which Tenant warranted in its deed of the Premises to Landlord.

41.SUBORDINATION; ATTORNMENT. This Lease shall be subject and subordinate to any mortgage or deed of trust which now or at any time hereafter may encumber the Premises, and to all renewals, modifications, consolidations, replacements, and extensions thereof, provided that the Landlord’s mortgage lender provides Tenant, in a subordination, attornment and non-disturbance agreement in form reasonably acceptable to Tenant, that if there should be a foreclosure or sale under power under such mortgage or deed of trust, Tenant shall not be made a party defendant thereto, judicial or private power of sale foreclosure of the mortgage, such foreclosure will not disturb Tenant’s rights under this Lease (and that the purchaser at foreclosure or grantee of a deed in lieu of foreclosure will be automatically deemed to have assumed the obligations of Landlord under this Lease first arising after the date of such foreclosure, provided that Tenant there is not then existing any uncured Event of Default by Tenant under this Lease (an “Acceptable SNDA Agreement”). In confirmation of such subordination, Tenant shall, within ten (10) days after Landlord’s request, execute promptly any Acceptable SNDA Agreement that Landlord may request. In the event of the enforcement by the trustee or the beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the Tenant of such successor in interest without change in the terms or other provisions of this Lease; provided, however, that such successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one (1) month in advance, except prepayment in the nature of security for the performance by Tenant of its obligations under this Lease, or (ii) any amendment or modification of this Lease made without the written consent of the foreclosing lienholder. Upon request by the

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

successor in interest upon foreclosure, Tenant shall execute and deliver an instrument or instruments confirming the attornment provided for herein. In addition to the foregoing, Tenant agrees to give the trustee or the beneficiary under such mortgage or deed of trust (the “Holder”) written notice of each and every default by Landlord under this Lease that is given to Landlord and not to exercise any right to terminate this Lease unless Holder fails to cure such default by the later of (A) thirty (30) days after the Holder’s receipt of such notice of default, or (B) ten (10) days after the time period permitted to Landlord to cure such default under this Lease or applicable law, provided that Holder (or successor in interest) shall never have any obligation or duty to cure any such default while it is not the successor Landlord under this Lease through foreclosure. Landlord represents and warrants to Tenant that on the Effective Date the Premises are not subject to any mortgage or deed of trust created by Landlord, but Landlord reserves the right to subsequently place a mortgage or deed of trust on the Premises subject to complying with this section.

42.WAIVER OF IMPLIED WARRANTIES; INDEPENDENT COVENANTS. TENANT HEREBY AGREES, AS A MATERIAL PART OF THE CONSIDERATION FOR LANDLORD’S ENTERING INTO THIS LEASE, THAT LANDLORD HAS MADE NO WARRANTIES TO TENANT (OR ANY OF TENANT’S EMPLOYEES OR AGENTS) REGARDING THE CONDITION OF THE PREMISES, EITHER EXPRESS OR IMPLIED, AND LANDLORD HEREBY EXPRESSLY DISCLAIMS ANY WARRANTY (INCLUDING ANY IMPLIED WARRANTY) THAT THE PREMISES ARE SUITABLE FOR TENANT’S INTENDED USE THEREOF.

43.WAIVER OF JURY TRIAL. EACH TENANT AND LANDLORD HEREBY IRREVOCABLY WAIVES, TO THE FULL EXTENT PERMITTED BY LAW, ANY RIGHT TO HAVE A JURY IN CONNECTION WITH ANY ACTION, LEGAL PROCEEDING OR HEARING WITH RESPECT TO THIS LEASE, AND SUCH WAIVER SHALL BE EFFECTIVE WITH RESPECT TO SUCH PARTY AND ANYONE THAT MAY CLAIM THROUGH THE WAIVING PARTY. EACH PARTY HAS READ THIS PARAGRAPH, HAS BEEN REPRESENTED BY COMPETENT LEGAL COUNSEL OF ITS CHOICE, AND THE WAIVERS MADE IN THIS PARAGRAPH HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY AND AS PART OF THE CONSIDERATION FOR THIS LEASE.

44.NOTICES. All notices provided or permitted to be given under this Lease must be in writing and may be served by (i) depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) by delivery via Federal Express or similar commercial courier service, (iii) by email or (iv) delivering the same in person to such party. Notice given in accordance herewith shall be deemed given and received upon receipt at the effective notice address of the addressee. For purposes of notice, the effective notice addresses of the parties shall be as follows:

IF TO TENANT:	Orion Marine Construction, Inc.
c/o Orion Group Holdings, Inc.
12000 Aerospace Ave., Suite 300
Houston, TX 77034
Attention: Mr. Pete Buchler, Executive VP, CAO, COO & General Counsel
Fax/Faxmail No.: (713) 852-6594
Email: pbuchler@orn.net

WITH SIMULTANEOUS
REQUIRED COPY TO:	Jonathan Peckham, Esquire
Schlanger Silver LLP
109 N. Post Oak Ln., Suite 300
Houston, Texas 77024
Email: jpeckham@schlangersilver.com

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

IF TO LANDLORD:	Pelican Marine Services, LLC
835 Union St.
New Orleans, LA 70112
Attn: Mr. Douglas Downing, Manager
Email: ddowning@canalbarge.com

WITH SIMULTANEOUS
REQUIRED COPY TO:	Spencer Murphy
General Counsel
Canal Barge Company, Inc.
835 Union St.
New Orleans, LA 70112
Email: smurphy@canalbarge.com

The parties hereto and their respective heirs, successors, legal representatives, and assigns, shall have the right from time to time and at any time to change their respective notice addresses for purposes hereof to any address within the continental United States, by giving at least fifteen (15) days written notice to the other party delivered in compliance with this Section.

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PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXECUTED on the respective dates indicated below, to be effective as of the Effective Date.

LANDLORD:

PELICAN MARINE SERVICES, LLC, a Louisiana limited liability
company

By:

Name: Douglas S. Downing

Title: Manager

Date: , 2023

[REMAINDER OF PAGE INTENTIONALLY BLANK –

TENANT SIGNATURE PAGE FOLLOWS]

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

TENANT:

ORION MARINE CONSTRUCTION, INC., a Florida corporation

By:

Name:

Title:

Date:	, 2023

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT “A-1”

TO INDUSTRIAL TRIPLE NET LEASE

Legal Description of the Premises4

4 To be replaced with new description from Purchaser Survey.

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT “A-2”

TO INDUSTRIAL TRIPLE NET LEASE

SURVEY OF PREMISES LAND

[ATTACH PURCHASER SURVEY]

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT “A-3”

Legal Description of Landlord’s Adjacent Tract

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT “A-4”

TO INDUSTRIAL TRIPLE NET LEASE

Legal Description of the Entire Property

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT “B”

TO INDUSTRIAL TRIPLE NET LEASE

Repurchase Agreement

[to be added prior to Closing pursuant to Section 5(c) of the Purchase Agreement]

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT “C”

TO INDUSTRIAL TRIPLE NET LEASE

Memorandum of Lease and Utility Easement Rights

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This Memorandum of Lease and Utility Easement Rights (this “Memorandum”) is dated to be effective as of         , 2023 (the “Effective Date”), is entered into between PELICAN MARINE SERVICES, LLC, a Louisiana limited liability company (“Landlord”), and ORION MARINE CONSTRUCTION, INC., a Florida corporation (“Tenant”). Terms not defined in this Memorandum shall have the meaning defined in the Lease (as defined in Section 1(a)).

1.Grant of Lease; Term.

(a)Landlord has leased to Tenant and Tenant has leased from Landlord those certain Premises containing approximately [4] acres of land in Harris County, Texas, more particularly described on Exhibit “A-1” attached hereto and incorporated herein by this reference (the “Premises”) pursuant to the terms and provisions of that certain Industrial Net Lease between the parties hereto, dated as of the Effective Date (if and as amended hereafter, the “Lease”), for an initial term of beginning on the Effective Date and ending on                   , 2030. The provisions of the Lease are incorporated herein by this reference.

(b)Landlord owns property containing approximately 6.       acres immediately adjacent to the Premises as legally described on Exhibit “A-2” attached hereto (“Landlord’s Adjacent Tract” and, together with the Premises, the “Entire Property”).

(c)The Lease grants Tenant one option to extend the term of the Lease for a period of three (3) years, on the terms set forth therein.

(d)In Section 7(b) of the Lease, Tenant is granted certain utility connection rights and utility connection and service easements on Landlord’s Adjacent Tract as more particularly described therein.

2.Purpose. This Memorandum is prepared for the purpose of recordation only and to place the public on constructive notice of the terms of the Lease, including the ROFO, and it in no way modifies the provisions of the Lease. In the event of any inconsistency between the provisions of this Memorandum and the Lease, the provisions of the Lease shall prevail.

3.Miscellaneous. The parties have executed this Memorandum of Lease as of the date first set forth above on the dates and at the places indicated in their acknowledgments below.

{END OF PAGE — SIGNATURE PAGES FOLLOW}

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

LANDLORD SIGNATURE PAGE TO

MEMORANDUM OF LEASE AND UTILITY EASEMENT RIGHTS

LANDLORD:

PELICAN MARINE SERVICES, LLC, a Louisiana limited liability company

By:

Name: Douglas S. Downing

Title: Manager

THE STATE OF TEXAS	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this              day of            , 2023, by                                , the                             of                                , a                       , on behalf of said                                              .

Notary Public, in and for the State of Texas

(S E A L)

(Signatures continue)

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

TENANT SIGNATURE PAGE TO

MEMORANDUM OF LEASE AND UTILITY EASEMENT RIGHTS

TENANT:

ORION MARINE CONSTRUCTION, INC.

By:

Name:

Title:

STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on   , 2023, by   , the   of  , a    , on behalf of said    , as the General Partner of ORION MARINE CONSTRUCTION, INC., a Florida corporation, on behalf of said corporation.

(S E A L)
Notary Public, State of TEXAS

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

Exhibit “A-1”

To Memorandum of Lease and Utility Easement Rights

Legal Description of the Premises

[same as Exhibit A-1 to Purchase and Sale Agreement]

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

Exhibit “A-2”

To Memorandum of Lease and Utility Easement Rights

Legal Description of Landlord’s Adjacent Tract

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT F

NOTICE REGARDING COASTAL AREA PROPERTY

RE:	PURCHASE AND SALE AGREEMENT (“CONTRACT”) BETWEEN ORION MARINE CONSTRUCTION, INC. AS “SELLER,” AND PELICAN MARINE SERVICES, LLC, AS “PURCHASER,” CONCERNING THE REAL PROPERTY LOCATED AT:

2705 South Highway 146, Baytown, Texas 77520

(Location of Property)*

1.

The real Property described in an Exhibit A to this Notice, which is attached hereto and incorporated herein by reference, adjoins and shares a common boundary with the tidally influenced submerged lands of the state. The boundary is subject to change and can be determined accurately only by a survey on the ground made by a licensed state land surveyor in accordance with the original grant from the sovereign. The owner of the Property described in this Contract may gain or lose portions of the tract because of changes in the boundary.

2.	Seller, transferor, or grantor has no knowledge of any prior fill as it relates to the Property described in and subject to this Contract except: NONE.
3.	State law prohibits the use, encumbrance, construction, or placing of any structure in, on, or over state-owned submerged lands below the applicable tide line, without proper permission.
4.

The Purchaser or grantee is hereby advised to seek the advice of an attorney or other qualified person as to the legal nature and effect of the facts set forth in this notice on the Property described in and subject to this Contract. Information regarding the location of the applicable tide line as to the Property described in and subject to this Contract may be obtained from the surveying division of the General Land Office in Austin.

PURCHASER:		SELLER:

PELICAN MARINE SERVICES, LLC		ORION MARINE CONSTRUCTION, INC.

By:	/s/ Douglas S. Downing	By:	/s/ Scott Thanisch

Name:	Douglas S. Downing	Name:	Scott Thanisch

Title:	Manager	Title:	CFO

F - 1

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)

EXHIBIT A

TO NOTICE REGARDING COASTAL AREA PROPERTY

Legal Description of the Property

[To be replaced with legal description from Purchaser’s Survey at Closing]

F - 2

PURCHASE & SALE AGREEMENT - 10.06 ACRES IN BAYTOWN, HARRIS COUNTY, TX (ORION MARINE CONSTRUCTION, INC. & PELICAN MARINE SERVICES, LLC)